As filed with the Securities and Exchange Commission on 8/31/2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8352

LKCM Funds

(Exact name of registrant as specified in charter)

c/o Luther King Capital Management Corporation

301 Commerce Street, Suite 1600

Fort Worth, TX 76102

(Address of principal executive offices) (Zip code)

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

(Name and address of agent for service)

1-800-688-LKCM and 1-800-423-6369

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Item 1.	Report to Stockholders.

LKCM

FUNDS

LKCM Small Cap Equity Fund

LKCM Small-Mid Cap Equity Fund

LKCM Equity Fund

LKCM Balanced Fund

LKCM Fixed Income Fund

Semi-Annual Report

June 30, 2017

Dear Fellow Shareholders:

We report the following performance information for the LKCM Funds for indicated periods ended June 30, 2017:

Funds	Inception Dates	NAV @ 6/30/17	Net Expense Ratio*, **	Gross Expense Ratio**	Six Month Total Return Ended 6/30/17	One Year Total Return Ended 6/30/17	Five Year Average Annualized Return Ended 6/30/17	Ten Year Average Annualized Return Ended 6/30/17	Avg. Annual Total Return Since Incept.
LKCM Equity Fund -
Institutional Class	1/3/96	$24.73	0.80%	0.98%	10.30%	17.15%	12.37%	7.32%	8.36%
S&P 500® Index(1)					9.34%	17.90%	14.63%	7.18%	8.57%
LKCM Small Cap Equity Fund -
Institutional Class	7/14/94	$20.15	1.00%	1.05%	7.07%	16.47%	8.55%	5.11%	10.28%
Russell 2000® Index(2)					4.99%	24.60%	13.70%	6.92%	9.40%
LKCM Small Cap Equity Fund -
Adviser Class	6/5/03	$18.99	1.25%	1.30%	6.99%	16.24%	8.29%	4.85%	8.94%
Russell 2000® Index(2)					4.99%	24.60%	13.70%	6.92%	9.82%
LKCM Small-Mid Cap Equity Fund -
Institutional Class	5/2/11	$10.31	1.02%	1.25%	7.85%	12.23%	7.34%	N/A	4.78%
Russell 2500® Index(3)					5.97%	19.84%	14.04%	N/A	10.20%
LKCM Balanced Fund	12/30/97	$21.61	0.81%	1.04%	6.10%	11.98%	9.93%	6.90%	6.48%
S&P 500® Index(1)					9.34%	17.90%	14.63%	7.18%	6.79%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index(4)					1.73%	-0.21%	1.77%	3.87%	4.64%
LKCM Fixed Income Fund	12/30/97	$10.74	0.51%	0.79%	1.60%	1.06%	1.89%	4.02%	4.42%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index(4)					1.73%	-0.21%	1.77%	3.87%	4.64%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*	Luther King Capital Management Corporation, the Funds’ investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of each Fund to maintain designated expense ratios through May 1, 2018. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance reflects fee waivers, if any, in effect during the relevant period. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio. LKCM waived management fees and/or reimbursed expenses for each Fund during the six months ended June 30, 2017.
**	Expense ratios above are as of May 1, 2017, as reported in the Funds’ current prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.
(1)	The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally representative of the performance of large capitalization companies in the U.S. stock market.
(2)	The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index.
(3)	The Russell 2500® Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000® Index.
(4)	The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

Note: The indices defined above are not available for direct investment and the index performance therefore does not include fees, expenses or taxes.

1H 2017 Review and Outlook

The U.S. economy remains sound in our view, as supported by low unemployment, tame inflation, historically low interest rates, and improving corporate profits. We also believe the potential for fiscal stimulus in the upcoming quarters could contribute to additional economic growth. In response to these conditions and their anticipated near-term continuation, the U.S. equity markets, as measured by the S&P 500® Index, rose 9.34% during the first half of 2017.

Against this backdrop, the U.S. government appears to be attempting a “handoff” from tighter monetary policy to stimulative fiscal policy. However, we believe the timing of this handoff in not precise and its calibration is extraordinarily difficult. As a first stage, the Federal Reserve began raising interest rates in December 2015, with additional increases in December 2016, March 2017 and June 2017. At the same time, the Federal Reserve has been charting its course of action to begin reducing the size of its $4.5 trillion balance sheet. We expect that investors will continue to be keenly focused on how capital markets adjust to the Federal Reserve’s efforts to further tighten monetary policy.

The current economic expansion has entered its ninth year, making it the third longest in the post-war era. Some market observers have used “the Goldilocks analogy” for the current economic environment. This analogy suggests that economic growth is neither hot (fast) enough to spur faster monetary policy tightening, nor cold (weak) enough to question its near-term sustainability. Indeed, we believe the U.S. economy’s tepid annual growth of around 2% may be the source of its continued longevity. Recent hawkish comments from members of the Federal Reserve Open Market Committee, which is responsible for setting U.S. benchmark interest rates, appears to have raised the prospect of a possible monetary policy error: an over-tightening of monetary policy. We believe this is unlikely, but not impossible.

The Federal Reserve is tasked with managing monetary policy to satisfy its “dual mandate” of achieving full employment and price stability. With an unemployment rate of 4.3%, a level last registered in May 2001, the U.S. economy appears to be at full employment unless the labor participation rate rises further. We believe the Federal Reserve’s preferred measure of price stability, inflation, is indicating annual inflation of 1.7%, and only 1.5% excluding the more volatile components such as food and energy, which appears well below the 2.0% level often perceived as the Federal Reserve’s target level. Accordingly, we believe the Federal Reserve appears to be pursuing its “dual desire” of reducing its $4.5 trillion balance sheet and ratcheting interest rates sufficiently high enough to allow it the flexibility to reduce interest rates in response to the eventual end of the current business cycle.

The U.S. equity and fixed income markets seemingly have been at odds during the first half of 2017 over the future path of inflation. U.S. equity markets, as measured by the S&P 500® Index, rose steadily during the first half of 2017, spurred primarily by corporate earnings growth. At the same time, however, the spread between yields on nominal U.S. Treasury instruments and Treasury Inflation Protected Securities narrowed during the first half of 2017, suggesting that the U.S. fixed income markets have grown increasingly skeptical about the prospects for higher inflation. We believe it is uncommon for the Federal Reserve to be increasing its target Federal Funds rate, as it did in March 2017 and June 2017, at a time when investor inflation expectations are falling. In our view, lower inflation has historically been supportive of higher price/earnings ratios and U.S. equity market valuations.

Following two years of essentially no corporate earnings growth, we expect corporate earnings growth of approximately 8-10% for 2017. In our view, such corporate earnings growth would continue to support U.S. equity market valuations. We continue to favor equity securities over fixed income securities in this current economic environment.

LKCM Equity Fund

The LKCM Equity Fund outperformed its benchmark, the S&P 500® Index, for the six months ended June 30, 2017, returning 10.30% compared to the 9.34% return for the benchmark. During the first half of 2017, the Fund benefited from stock selection in the Consumer Discretionary, Materials and Information Technology sectors, as well as the Fund’s overweight position in the Healthcare sector relative to the benchmark. The Fund’s overweight position in the Information Technology sector detracted from the Fund’s relative performance during the first half of 2017. We believe our emphasis on high quality companies that meet our stringent investment criteria can continue to provide strong performance results for the Fund and its shareholders.

LKCM Small Cap Equity Fund

The LKCM Small Cap Equity Fund outperformed its benchmark, the Russell 2000® Index, for the six months ended June 30, 2017, returning 7.07% compared to the 4.99% return for the benchmark. During the first half of 2017, the Fund benefited from strong stock selection in the Consumer Discretionary and Industrials sectors, while stock selection in the Energy sector detracted from the Fund’s relative performance. The Fund also benefited from overweight positions in the Consumer Discretionary, Industrials and Financials sectors during the first half of 2017 relative to the benchmark, although the Fund’s overweight position in the Energy sector detracted from the Fund’s relative performance. We believe our emphasis on high quality companies that meet our stringent investment criteria can continue to provide strong performance results for the Fund and its shareholders.

LKCM Small-Mid Cap Equity Fund

The LKCM Small-Mid Cap Equity Fund outperformed its benchmark, the Russell 2500® Index, for the six months ended June 30, 2017, returning 7.85% compared to the 5.97% return for the benchmark. During the first half of 2017, the Fund benefited from strong stock selection in the Financials, Healthcare and Information Technology sectors, while stock selection in the Energy sector detracted from the Fund’s relative performance. The Fund also benefited from overweight positions in the Consumer Discretionary, Financials and Information Technology sectors during the first half of 2017 relative to the benchmark, although the Fund’s overweight position in the Energy sector detracted from the Fund’s relative performance. We believe our emphasis on high quality companies that meet our stringent investment criteria can continue to provide strong performance results for the Fund and its shareholders.

LKCM Balanced Fund

The LKCM Balanced Fund advanced 6.10% for the six months ended June 30, 2017 against the 9.34% return for the S&P 500® Index and the 1.73% return for the Bloomberg Barclays Intermediate Government/Credit Bond Index. Both the equity and fixed income allocations of the Fund’s portfolio generated positive returns during the first half of 2017, with the equity allocation providing most of the Fund’s return during this period. Stock selection in the Healthcare, Materials and Financials sectors benefited the Fund’s relative performance during the first half of 2017, while the Fund’s stock selection in the Information Technology, Consumer Staples and Energy

sectors detracted from the Fund’s relative performance. The fixed income allocation of the Fund’s portfolio continued to generate income and moderate overall portfolio volatility for the Fund, maintaining the Fund’s longstanding focus on what we believe are high quality, short-to-intermediate corporate bonds. As of June 30, 2017, the Fund’s asset mix consisted of approximately 68.3% in equity securities, 31.4% in fixed income securities, and 0.3% in cash and cash equivalents.

LKCM Fixed Income Fund

The LKCM Fixed Income Fund underperformed its benchmark, the Bloomberg Barclays Intermediate Government/Credit Bond Index, during the first six months of 2017, advancing 1.60% versus 1.73% for the benchmark. During the first half of 2017, the yield curve flattened substantially as yields rose on shorter-duration fixed income securities along with the increase in the Federal funds rate and declined on longer-duration fixed income securities as the pace of inflation and economic growth subdued. In this environment, the Fund’s defensive 3.3 year average duration posture detracted from the Fund’s performance relative to the 4.1 year average duration for the benchmark, as longer-duration fixed income securities generally outperformed their shorter-duration counterparts. The Fund’s overweight position in corporate bonds, and more specifically BBB-rated corporate bonds, relative to the benchmark benefited the Fund’s performance during the first half of 2017 as U.S. government securities underperformed and credit spreads tightened substantially, particularly in the Materials and Healthcare sectors. The Fund remains largely focused on short-to-intermediate investment grade corporate bonds with strong underlying credit fundamentals in an effort to mitigate interest rate risk and credit risk associated with the Federal Reserve’s anticipated tightening of monetary policy in this slow economic growth environment.

J. Luther King, Jr., CFA, CIC

August 8, 2017

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 9-22 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. Investments in debt securities typically decrease in value when interest rates rise. This risk is greater for longer-term debt securities. Investments in mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. These risks are discussed in the Funds’ summary and statutory prospectuses.

Earnings growth is not a measure of future performance.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

BBB refers to bond ratings. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade.

Price/earnings ratio is the market price of a company share divided by the earnings per share of the company.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

LKCM Funds Expense Example — June 30, 2017 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/17-6/30/17).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Small-Mid Cap Equity, Equity, Balanced and Fixed Income Funds within 30 days of purchase, unless otherwise determined by the Funds in their discretion. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Small Cap Equity Fund – Institutional Class
	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period* 1/1/17–6/30/17
Actual	$1,000.00	$1,070.70	$5.13
Hypothetical (5% return before expense)	$1,000.00	$1,019.84	$5.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Small Cap Equity Fund – Adviser Class
	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period* 1/1/17–6/30/17
Actual	$1,000.00	$1,069.90	$6.42
Hypothetical (5% return before expense)	$1,000.00	$1,018.60	$6.26

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Small-Mid Cap Equity Fund
	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period* 1/1/17–6/30/17
Actual	$1,000.00	$1,078.50	$5.15
Hypothetical (5% return before expense)	$1,000.00	$1,019.84	$5.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Equity Fund
	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period* 1/1/17–6/30/17
Actual	$1,000.00	$1,103.00	$4.17
Hypothetical (5% return before expense)	$1,000.00	$1,020.83	$4.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Balanced Fund
	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period* 1/1/17–6/30/17
Actual	$1,000.00	$1,061.00	$4.09
Hypothetical (5% return before expense)	$1,000.00	$1,020.83	$4.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Fixed Income Fund
	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period* 1/1/17–6/30/17
Actual	$1,000.00	$1,016.00	$2.50
Hypothetical (5% return before expense)	$1,000.00	$1,022.32	$2.51

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Funds — June 30, 2017 (Unaudited)

Percentages represent market value as a percentage of total investments.

LKCM Small Cap Equity Fund

LKCM Equity Fund

LKCM Fixed Income Fund

LKCM Small-Mid Cap Equity Fund

LKCM Balanced Fund

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2017 (Unaudited)

COMMON STOCKS - 99.2%	Shares	Value
Aerospace & Defense - 2.5%
Hexcel Corporation	33,735	$1,780,870
Mercury Systems, Inc. (a)	88,165	3,710,865

		5,491,735

Banks - 8.7%
BancorpSouth, Inc.	117,024	3,569,232
Cadence BanCorporation (a)	123,670	2,705,900
Glacier Bancorp, Inc.	15,495	567,272
Hanmi Financial Corporation	98,820	2,811,429
LegacyTexas Financial Group, Inc.	38,555	1,470,102
Pinnacle Financial Partners, Inc.	87,655	5,504,734
Seacoast Banking Corporation of Florida (a)	96,310	2,321,071

		18,949,740

Biotechnology - 3.3%
Charles River Laboratories International, Inc. (a)	40,550	4,101,633
Neogen Corporation (a)	43,583	3,012,021

		7,113,654

Building Products - 3.8%
American Woodmark Corporation (a)	20,375	1,946,831
Apogee Enterprises, Inc.	23,130	1,314,709
Builders FirstSource, Inc. (a)	173,360	2,655,875
PGT, Inc. (a)	194,176	2,485,453

		8,402,868

Capital Markets - 1.0%
BGC Partners Inc - Class A	173,465	2,192,597

Chemicals - 1.4%
Ferroglobe PLC (b)	247,970	2,963,241

Commercial Services & Supplies - 1.7%
Healthcare Services Group, Inc.	80,090	3,750,615

Communications Equipment - 2.2%
Alarm.com Holdings, Inc. (a)	50,175	1,888,085
Infinera Corporation (a)	276,855	2,954,043

		4,842,128

Construction & Engineering - 2.5%
EMCOR Group, Inc.	49,995	3,268,673
MasTec Inc. (a)	49,070	2,215,511

		5,484,184

Construction Materials - 1.6%
Summit Materials, Inc. - Class A (a)	118,140	3,410,702

Consumer Finance - 2.2%
First Cash Financial Services, Inc.	84,000	4,897,200

Electronic Equipment & Instruments - 1.5%
FLIR Systems, Inc.	91,445	3,169,484

Energy Equipment & Services - 0.7%
Mammoth Energy Services, Inc. (a)	76,995	1,432,107

COMMON STOCKS	Shares	Value
Food & Drug Retailing - 0.6%
Sprouts Farmers Market, Inc. (a)	59,555	$1,350,112

Food Products - 2.7%
Hostess Brands, Inc. (a)	110,605	1,780,741
Snyder’s-Lance, Inc.	60,665	2,100,222
TreeHouse Foods, Inc. (a)	25,500	2,083,095

		5,964,058

Health Care Equipment & Supplies - 4.9%
Cantel Medical Corp.	37,380	2,912,276
K2M Group Holdings Inc. (a)	113,575	2,766,687
PRA Health Sciences, Inc. (a)	66,582	4,994,316

		10,673,279

Health Care Providers & Services - 5.6%
Acadia Healthcare Company, Inc. (a)	53,660	2,649,731
Aceto Corporation	60,536	935,281
Brookdale Senior Living Inc. (a)	179,445	2,639,636
HealthEquity, Inc. (a)	64,855	3,231,725
Omnicell, Inc. (a)	63,955	2,756,460

		12,212,833

Internet & Catalog Retail - 3.1%
Nutrisystem, Inc.	129,355	6,732,928

Internet Software & Services - 6.3%
Criteo SA - ADR (a)(b)	37,575	1,843,054
Euronet Worldwide, Inc. (a)	41,985	3,668,229
New Relic, Inc. (a)	82,070	3,529,831
SPS Commerce, Inc. (a)	19,280	1,229,293
The Trade Desk, Inc. - Class A (a)	44,500	2,229,895
Twilio Inc. - Class A (a)	45,540	1,325,669

		13,825,971

IT Consulting & Services - 2.0%
Acxiom Corporation (a)	115,561	3,002,275
FireEye, Inc. (a)	91,820	1,396,582

		4,398,857

Leisure Equipment & Products - 2.2%
Pool Corporation	41,445	4,872,689

Machinery - 4.4%
John Bean Technologies Corporation	34,755	3,405,990
Kennametal Inc.	93,305	3,491,473
Lindsay Corporation	29,485	2,631,536

		9,528,999

Marine - 0.9%
Kirby Corporation (a)	30,565	2,043,270

Metals & Mining - 1.2%
Carpenter Technology Corporation	70,925	2,654,723

Multiline Retail - 3.3%
Five Below, Inc. (a)	20,000	987,400
Ollie’s Bargain Outlet Holdings, Inc. (a)	148,420	6,322,692

		7,310,092

The accompanying notes are an integral part of these financial statements.

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2017 (Unaudited)

COMMON STOCKS	Shares	Value
Oil & Gas & Consumable Fuels - 3.0%
Gulfport Energy Corporation (a)	25,000	$368,750
Oasis Petroleum Inc. (a)	150,000	1,207,500
PDC Energy, Inc. (a)	42,740	1,842,522
WPX Energy Inc. (a)	317,905	3,070,962

		6,489,734

Pharmaceuticals - 1.3%
Cambrex Corp. (a)	48,780	2,914,605

Professional Services - 0.6%
Team, Inc. (a)	56,845	1,333,015

Real Estate Investment Trusts - 4.6%
First Industrial Realty Trust, Inc.	103,425	2,960,024
Life Storage, Inc.	24,470	1,813,227
Outfront Media Inc.	126,935	2,934,737
Stag Industrial, Inc.	85,270	2,353,452

		10,061,440

Road & Rail - 1.2%
Genesee & Wyoming Inc. - Class A (a)	39,665	2,712,689

Semiconductor Equipment & Products - 1.6%
Lattice Semiconductor Corporation (a)	295,905	1,970,727
Rambus Inc. (a)	128,760	1,471,727

		3,442,454

Software - 7.1%
ACI Worldwide, Inc. (a)	110,685	2,476,023
Callidus Software, Inc. (a)	68,280	1,652,376
Envestnet, Inc. (a)	82,161	3,253,576
Fair Isaac Corporation	18,580	2,590,238
Guidewire Software Inc. (a)	25,130	1,726,682
Manhattan Associates, Inc. (a)	23,995	1,153,200
Proofpoint, Inc. (a)	31,515	2,736,447

		15,588,542

Textiles, Apparel & Luxury Goods - 1.4%
Columbia Sportswear Company	30,731	1,784,242
Oxford Industries, Inc.	20,000	1,249,800

		3,034,042

Thrifts & Mortgage Finance - 3.6%
Banc of California, Inc.	173,605	3,732,507
Home BancShares Inc.	164,271	4,090,348

		7,822,855

Trading Companies & Distributors - 4.5%
MSC Industrial Direct Co., Inc. - Class A	22,510	1,934,960
Textainer Group Holdings Limited (b)	162,925	2,362,412
Triton International Limited of Bermuda (b)	102,813	3,438,067
Watsco, Inc.	14,260	2,198,892

		9,934,331

TOTAL COMMON STOCKS
(Cost $161,415,482)		217,001,773

SHORT-TERM INVESTMENT - 1.0%	Shares	Value
Money Market Fund - 1.0%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.89% (c)	2,106,718	$2,106,718

TOTAL SHORT-TERM INVESTMENT
(Cost $2,106,718)		2,106,718

Total Investments - 100.2%
(Cost $163,522,200)		219,108,491
Liabilities in Excess of Other Assets - (0.2)%		(372,154)

TOTAL NET ASSETS - 100.0%		$218,736,337

ADR American Depository Receipt.

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2017 (Unaudited)

COMMON STOCKS - 97.2%	Shares	Value
Aerospace & Defense - 2.7%
HEICO Corporation	4,718	$338,941
Mercury Systems, Inc. (a)	5,005	210,661

		549,602

Banks - 5.5%
LegacyTexas Financial Group, Inc.	7,360	280,637
Pinnacle Financial Partners, Inc.	5,720	359,216
SVB Financial Group (a)	2,775	487,817

		1,127,670

Biotechnology - 1.8%
Charles River Laboratories International, Inc. (a)	3,625	366,669

Building Products - 1.6%
Fortune Brands Home & Security Inc.	5,095	332,398

Capital Markets - 3.7%
Lazard Ltd - Class A (b)	9,460	438,282
SEI Investments Company	5,895	317,033

		755,315

Chemicals - 4.0%
CF Industries Holdings, Inc.	6,450	180,342
FMC Corporation	8,575	626,404

		806,746

Commercial Services & Supplies - 1.6%
Healthcare Services Group, Inc.	7,159	335,256

Consumer Finance - 3.0%
First Cash Financial Services, Inc.	10,650	620,895

Containers & Packaging - 1.1%
Ball Corporation	5,350	225,823

Diversified Financials - 3.9%
Colony NorthStar, Inc. - Class A	21,806	307,246
MSCI Inc.	4,840	498,472

		805,718

Electronic Equipment & Instruments - 4.4%
FLIR Systems, Inc.	8,725	302,408
Trimble Navigation Limited (a)	16,915	603,358

		905,766

Food & Drug Retailing - 0.9%
Sprouts Farmers Market, Inc. (a)	8,200	185,894

Food Products - 2.6%
Snyder’s-Lance, Inc.	5,690	196,988
TreeHouse Foods, Inc. (a)	4,025	328,802

		525,790

Health Care Equipment & Supplies - 8.0%
Align Technology, Inc. (a)	4,140	621,497
Cantel Medical Corp.	4,760	370,852
PRA Health Sciences, Inc. (a)	8,420	631,584

		1,623,933

COMMON STOCKS	Shares	Value
Health Care Providers & Services - 5.5%
Acadia Healthcare Company, Inc. (a)	8,100	$399,978
Brookdale Senior Living Inc. (a)	25,825	379,886
HealthEquity, Inc. (a)	6,780	337,847

		1,117,711

Internet & Catalog Retail - 1.6%
Nutrisystem, Inc.	6,420	334,161

Internet Software & Services - 3.2%
Akamai Technologies, Inc. (a)	6,240	310,814
Euronet Worldwide, Inc. (a)	3,945	344,675

		655,489

IT Consulting & Services - 1.7%
Acxiom Corporation (a)	13,535	351,639

Leisure Equipment & Products - 4.4%
Polaris Industries Inc.	3,355	309,432
Pool Corporation	4,960	583,147

		892,579

Machinery - 5.1%
Flowserve Corporation	7,155	332,207
John Bean Technologies Corporation	2,245	220,010
Kennametal Inc.	7,835	293,186
The Middleby Corporation (a)	1,575	191,378

		1,036,781

Marine - 1.5%
Kirby Corporation (a)	4,415	295,143

Metals & Mining - 1.3%
Reliance Steel & Aluminum Co.	3,565	259,568

Multiline Retail - 1.4%
Ollie’s Bargain Outlet Holdings, Inc. (a)	6,770	288,402

Oil & Gas & Consumable Fuels - 5.1%
Diamondback Energy Inc. (a)	2,860	253,997
Gulfport Energy Corporation (a)	3,225	47,569
Matador Resources Company (a)	13,205	282,191
Parsley Energy, Inc. - Class A (a)	4,580	127,095
WPX Energy Inc. (a)	34,675	334,960

		1,045,812

Real Estate Investment Trusts - 4.0%
First Industrial Realty Trust, Inc.	7,405	211,931
Life Storage, Inc.	3,945	292,325
Outfront Media Inc.	13,775	318,478

		822,734

Road & Rail - 1.9%
Genesee & Wyoming Inc. - Class A (a)	5,590	382,300

Software - 8.0%
Fair Isaac Corporation	1,730	241,179
Fortinet Inc. (a)	9,475	354,744
Guidewire Software Inc. (a)	5,695	391,304
Manhattan Associates, Inc. (a)	1,385	66,563
Take-Two Interactive Software, Inc. (a)	7,880	578,234

		1,632,024

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2017 (Unaudited)

COMMON STOCKS	Shares	Value
Specialty Retail - 1.5%
Tiffany & Co.	3,350	$314,464

Textiles, Apparel & Luxury Goods - 1.9%
Columbia Sportswear Company	3,510	203,790
Michael Kors Holdings Limited (a) (b)	5,315	192,669

		396,459

Thrifts & Mortgage Finance - 1.7%
Home BancShares Inc.	13,515	336,523

Trading Companies & Distributors - 2.6%
MSC Industrial Direct Co., Inc. - Class A	2,950	253,582
Watsco, Inc.	1,830	282,186

		535,768

TOTAL COMMON STOCKS
(Cost $16,288,435)		19,865,032

SHORT-TERM INVESTMENT - 2.9%
Money Market Fund - 2.9%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.89% (c)	592,683	592,683

TOTAL SHORT-TERM INVESTMENT
(Cost $592,683)		592,683

Total Investments - 100.1%
(Cost $16,881,118)		20,457,715
Liabilities in Excess of Other Assets - (0.1)%		(21,540)

TOTAL NET ASSETS - 100.0%		$20,436,175

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2017 (Unaudited)

COMMON STOCKS - 96.5%	Shares	Value
Aerospace & Defense - 3.9%
Honeywell International Inc.	60,000	$7,997,400
Rockwell Collins, Inc.	40,000	4,203,200

		12,200,600

Auto Components - 0.5%
Gentex Corporation	80,000	1,517,600

Banks - 8.5%
Bank of America Corporation	385,000	9,340,100
Comerica Incorporated	126,000	9,228,240
Cullen/Frost Bankers, Inc.	65,000	6,104,150
Glacier Bancorp, Inc.	60,000	2,196,600

		26,869,090

Beverages - 2.9%
The Coca-Cola Company	65,000	2,915,250
PepsiCo, Inc.	55,000	6,351,950

		9,267,200

Biotechnology - 2.2%
Amgen Inc.	40,000	6,889,200

Chemicals - 7.7%
E. I. du Pont de Nemours and Company	65,000	5,246,150
Ecolab Inc.	30,000	3,982,500
FMC Corporation	130,000	9,496,500
Monsanto Company	48,000	5,681,280

		24,406,430

Commercial Services & Supplies - 2.0%
Waste Connections, Inc. (b)	97,500	6,280,950

Computers & Peripherals - 1.9%
Apple Inc.	42,500	6,120,850

Construction Materials - 1.4%
Martin Marietta Materials, Inc.	20,000	4,451,600

Containers & Packaging - 1.9%
Ball Corporation	140,000	5,909,400

Diversified Financials - 2.9%
JPMorgan Chase & Co.	102,000	9,322,800

Electrical Equipment & Instruments - 2.8%
Franklin Electric Co., Inc.	85,000	3,519,000
Roper Technologies, Inc.	23,000	5,325,190

		8,844,190

Electronic Equipment & Instruments - 1.8%
National Instruments Corporation	55,000	2,212,100
Trimble Navigation Limited (a)	100,000	3,567,000

		5,779,100

Food Products - 1.1%
Mondelez International Inc. - Class A	80,000	3,455,200

Health Care Equipment & Supplies - 8.4%
Danaher Corporation	75,000	6,329,250
Medtronic, PLC (b)	73,000	6,478,750
PerkinElmer, Inc.	100,000	6,814,000

COMMON STOCKS	Shares	Value
Health Care Equipment & Supplies - 8.4%, Continued
Thermo Fisher Scientific Inc.	40,000	$6,978,800

		26,600,800

Household Durables - 2.1%
Newell Brands, Inc.	122,835	6,586,413

Household Products - 2.6%
Kimberly-Clark Corporation	45,000	5,809,950
The Procter & Gamble Company	26,000	2,265,900

		8,075,850

Internet & Catalog Retail - 2.4%
Amazon.com, Inc. (a)	8,000	7,744,000

Internet Software & Services - 5.1%
Akamai Technologies, Inc. (a)	90,000	4,482,900
Alphabet, Inc. - Class A (a)	7,000	6,507,760
Facebook, Inc. - Class A (a)	35,000	5,284,300

		16,274,960

IT Consulting & Services - 2.4%
Alliance Data Systems Corporation	14,000	3,593,660
PayPal Holdings, Inc. (a)	75,000	4,025,250

		7,618,910

Machinery - 5.0%
Generac Holdings, Inc. (a)	108,000	3,902,040
The Toro Company	74,000	5,127,460
Valmont Industries, Inc.	45,000	6,732,000

		15,761,500

Marine - 0.9%
Kirby Corporation (a)	45,000	3,008,250

Media - 1.5%
Time Warner Inc.	47,000	4,719,270

Oil & Gas & Consumable Fuels - 6.8%
Cabot Oil & Gas Corporation	170,000	4,263,600
ConocoPhillips	62,000	2,725,520
EOG Resources, Inc.	65,000	5,883,800
Occidental Petroleum Corporation	100,000	5,987,000
Range Resources Corporation	120,000	2,780,400

		21,640,320

Personal Products - 0.9%
The Estee Lauder Companies Inc. - Class A	30,000	2,879,400

Pharmaceuticals - 7.0%
AbbVie Inc.	65,000	4,713,150
Johnson & Johnson	38,000	5,027,020
Merck & Co., Inc.	80,000	5,127,200
Pfizer Inc.	115,000	3,862,850
Zoetis Inc	53,500	3,337,330

		22,067,550

Road & Rail - 1.3%
Kansas City Southern	40,000	4,186,000

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2017 (Unaudited)

COMMON STOCKS	Shares	Value
Software - 4.2%
Adobe Systems Incorporated (a)	45,000	$6,364,800
Microsoft Corporation	100,000	6,893,000

		13,257,800

Specialty Retail - 3.3%
The Home Depot, Inc.	50,000	7,670,000
Tiffany & Co.	30,000	2,816,100

		10,486,100

Textiles, Apparel & Luxury Goods - 1.1%
V.F. Corporation	60,000	3,456,000

TOTAL COMMON STOCKS
(Cost $186,563,271)		305,677,333

SHORT-TERM INVESTMENT - 3.5%
Money Market Fund - 3.5%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.89% (c)	11,088,371	11,088,371

TOTAL SHORT-TERM INVESTMENT
(Cost $11,088,371)		11,088,371

Total Investments - 100.0%
(Cost $197,651,642)		316,765,704
Liabilities in Excess of Other Assets - 0.0%		(156,511)

TOTAL NET ASSETS - 100.0%		$316,609,193

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS
June 30, 2017 (Unaudited)

COMMON STOCKS - 68.3%	Shares	Value
Aerospace & Defense - 1.8%
Honeywell International Inc.	4,200	$559,818
Rockwell Collins, Inc.	7,100	746,068

		1,305,886

Air Freight & Logistics - 0.4%
United Parcel Service, Inc. - Class B	2,600	287,534

Banks - 5.9%
Bank of America Corporation	38,500	934,010
Comerica Incorporated	11,100	812,964
Cullen/Frost Bankers, Inc.	5,400	507,114
SunTrust Banks, Inc.	11,500	652,280
Wells Fargo & Company	12,471	691,018
Zions Bancorporation	17,500	768,425

		4,365,811

Beverages - 1.3%
The Coca-Cola Company	8,600	385,710
PepsiCo, Inc.	5,100	588,999

		974,709

Biotechnology - 1.8%
Celgene Corporation (a)	5,200	675,324
Charles River Laboratories International, Inc. (a)	6,800	687,820

		1,363,144

Capital Markets - 0.8%
SEI Investments Company	11,500	618,470

Chemicals - 6.2%
Air Products and Chemicals, Inc.	3,100	443,486
E. I. du Pont de Nemours and Company	10,200	823,242
Ecolab Inc.	4,800	637,200
FMC Corporation	11,200	818,160
GCP Applied Technologies Inc. (a)	16,000	488,000
Monsanto Company	5,600	662,816
Praxair, Inc.	5,500	729,025

		4,601,929

Commercial Services & Supplies - 1.6%
Equifax Inc.	4,500	618,390
Waste Management, Inc.	7,900	579,465

		1,197,855

Computers & Peripherals - 1.4%
Apple Inc.	7,150	1,029,743

Construction Materials - 1.2%
Martin Marietta Materials, Inc.	3,900	868,062

Containers & Packaging - 0.5%
Ball Corporation	8,800	371,448

Diversified Financials - 2.1%
JPMorgan Chase & Co.	9,400	859,160
Moody’s Corporation	6,000	730,080

		1,589,240

COMMON STOCKS	Shares	Value
Diversified Telecommunication Services - 1.3%
AT&T Inc.	16,332	$616,206
Verizon Communications Inc.	8,641	385,907

		1,002,113

Electronic Equipment & Instruments - 1.3%
National Instruments Corporation	7,500	301,650
Trimble Navigation Limited (a)	18,200	649,194

		950,844

Energy Equipment & Services - 0.6%
Schlumberger Limited (b)	6,200	408,208

Food & Drug Retailing - 1.6%
Wal-Mart Stores, Inc.	4,100	310,288
Walgreens Boots Alliance, Inc.	11,400	892,734

		1,203,022

Food Products - 1.8%
Hormel Foods Corporation	13,900	474,129
Mondelez International Inc. - Class A	19,800	855,162

		1,329,291

Health Care Equipment & Supplies - 4.2%
Danaher Corporation	5,900	497,901
Medtronic, PLC (b)	6,100	541,375
PerkinElmer, Inc.	11,600	790,424
Thermo Fisher Scientific Inc.	2,900	505,963
VWR Corporation (a)	25,000	825,250

		3,160,913

Household Durables - 1.9%
Newell Brands, Inc.	13,809	740,439
Whirlpool Corporation	3,400	651,508

		1,391,947

Household Products - 2.4%
Colgate-Palmolive Company	11,600	859,908
Kimberly-Clark Corporation	5,100	658,461
The Procter & Gamble Company	3,500	305,025

		1,823,394

Industrial Conglomerates - 0.5%
General Electric Company	14,600	394,346

Insurance - 1.1%
MetLife, Inc.	8,000	439,520
Prudential Financial, Inc.	3,400	367,676

		807,196

Internet & Catalog Retail - 1.9%
Amazon.com, Inc. (a)	700	677,600
Expedia, Inc.	5,000	744,750

		1,422,350

Internet Software & Services - 2.7%
Akamai Technologies, Inc. (a)	12,500	622,625
Alphabet, Inc. - Class A (a)	250	232,420
Alphabet, Inc. - Class C (a)	500	454,365

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2017 (Unaudited)

COMMON STOCKS	Shares	Value
Internet Software & Services - 2.7%, Continued
Facebook, Inc. - Class A (a)	4,600	$694,508

		2,003,918

IT Consulting & Services - 2.7%
Accenture PLC - Class A (b)	2,200	272,096
Alliance Data Systems Corporation	2,500	641,725
PayPal Holdings, Inc. (a)	11,400	611,838
Visa Inc. - Class A	5,600	525,168

		2,050,827

Machinery - 0.8%
Fortive Corporation	9,350	592,322

Media - 2.1%
CBS Corporation - Class B	3,600	229,608
Time Warner Inc.	7,100	712,911
The Walt Disney Company	6,000	637,500

		1,580,019

Oil & Gas & Consumable Fuels - 5.1%
Anadarko Petroleum Corporation	9,500	430,730
Cabot Oil & Gas Corporation	17,700	443,916
Chevron Corporation	5,795	604,592
ConocoPhillips	11,400	501,144
EOG Resources, Inc.	6,000	543,120
Exxon Mobil Corporation	6,727	543,071
Pioneer Natural Resources Company	2,600	414,908
WPX Energy Inc. (a)	35,000	338,100

		3,819,581

Pharmaceuticals - 4.6%
Abbott Laboratories	16,000	777,760
AbbVie Inc.	11,000	797,610
Merck & Co., Inc.	8,900	570,401
Pfizer Inc.	14,900	500,491
Zoetis Inc	13,000	810,940

		3,457,202

Real Estate Investment Trusts - 0.8%
American Tower Corporation	4,500	595,440

Road & Rail - 0.4%
Union Pacific Corporation	3,000	326,730

Software - 3.1%
Adobe Systems Incorporated (a)	4,500	636,480
Citrix Systems, Inc. (a)	4,000	318,320
Microsoft Corporation	11,000	758,230
Oracle Corporation	12,400	621,736

		2,334,766

Specialty Retail - 1.5%
The Home Depot, Inc.	5,200	797,680
O’Reilly Automotive, Inc. (a)	1,400	306,236

		1,103,916

COMMON STOCKS	Shares	Value
Textiles, Apparel & Luxury Goods - 0.9%
NIKE, Inc. - Class B	11,600	$684,400

TOTAL COMMON STOCKS
(Cost $35,940,681)		51,016,576

CORPORATE BONDS - 31.4%	Principal Amount
Aerospace & Defense - 0.3%
Rockwell Collins, Inc.
3.700%, 12/15/2023
Callable 09/15/2023	$250,000	260,545

Air Freight & Logistics - 1.0%
FedEx Corp.
2.700%, 04/15/2023	250,000	248,818
United Parcel Service, Inc.
2.450%, 10/01/2022	500,000	505,448

		754,266

Banks - 2.6%
Bank of America Corporation:
2.625%, 10/19/2020	400,000	404,350
2.625%, 04/19/2021	150,000	150,800
The Bank of New York Mellon Corporation
2.450%, 11/27/2020
Callable 10/27/2020	350,000	353,582
BB&T Corporation
2.250%, 02/01/2019
Callable 01/02/2019	115,000	115,700
Comerica Incorporated
2.125%, 05/23/2019
Callable 04/23/2019	310,000	309,436
Wells Fargo & Company:
2.150%, 01/15/2019	200,000	201,047
2.125%, 04/22/2019	150,000	150,821
Wells Fargo Bank, National Association
1.750%, 05/24/2019	250,000	249,584

		1,935,320

Beverages - 0.6%
PepsiCo, Inc.
3.000%, 08/25/2021	415,000	429,689

Biotechnology - 1.5%
Amgen Inc.:
2.200%, 05/22/2019
Callable 04/22/2019	100,000	100,656
2.125%, 05/01/2020
Callable 04/01/2020	100,000	100,215
2.700%, 05/01/2022
Callable 03/01/2022	325,000	327,221
Celgene Corporation
3.625%, 05/15/2024
Callable 02/15/2024	250,000	259,342

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2017 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Biotechnology - 1.5%, Continued
Gilead Sciences, Inc.
2.050%, 04/01/2019	$335,000	$336,146

		1,123,580

Chemicals - 1.3%
Air Products and Chemicals, Inc.
1.200%, 10/15/2017	150,000	149,868
Ecolab Inc.:
1.450%, 12/08/2017	250,000	249,872
2.000%, 01/14/2019	250,000	251,183
The Sherwin-Williams Company
1.350%, 12/15/2017	300,000	299,582

		950,505

Communications Equipment - 1.2%
Cisco Systems, Inc.:
2.125%, 03/01/2019	250,000	252,088
2.200%, 02/28/2021	275,000	276,631
QUALCOMM Incorporated
2.250%, 05/20/2020	350,000	353,467

		882,186

Computers & Peripherals - 1.6%
Apple Inc.
2.850%, 05/06/2021	500,000	514,364
International Business Machines Corporation
2.250%, 02/19/2021	350,000	351,444
NetApp, Inc.
2.000%, 12/15/2017	300,000	300,420

		1,166,228

Consumer Finance - 0.4%
American Express Credit Corporation
2.600%, 09/14/2020
Callable 08/14/2020	300,000	304,516

Consumer Services - 0.3%
The Western Union Company
2.875%, 12/10/2017	225,000	225,860

Diversified Financials - 0.8%
JPMorgan Chase & Co.:
2.400%, 06/07/2021
Callable 05/07/2021	400,000	399,465
3.375%, 05/01/2023	225,000	228,621

		628,086

Diversified Telecommunication Services - 1.3%
AT&T Inc.
2.450%, 06/30/2020
Callable 05/30/2020	500,000	502,918
Verizon Communications Inc.:
3.000%, 11/01/2021
Callable 09/01/2021	250,000	253,557

CORPORATE BONDS	Principal Amount	Value
Diversified Telecommunication Services - 1.3%, Continued
2.450%, 11/01/2022
Callable 08/01/2022	$200,000	$196,285

		952,760

Electrical Equipment & Instruments - 2.0%
Emerson Electric Co.:
2.625%, 02/15/2023
Callable 11/15/2022	400,000	402,487
3.150%, 06/01/2025
Callable 03/01/2025	200,000	205,404
Rockwell Automation Inc.
2.050%, 03/01/2020
Callable 02/01/2020	288,000	288,278
Roper Industries, Inc.
1.850%, 11/15/2017	300,000	300,242
Roper Technologies, Inc.
2.800%, 12/15/2021
Callable 11/15/2021	300,000	302,863

		1,499,274

Energy Equipment & Services - 0.3%
National Oilwell Varco, Inc.
1.350%, 12/01/2017	200,000	199,751

Food & Drug Retailing - 2.1%
Costco Wholesale Corporation
2.250%, 02/15/2022	400,000	400,917
CVS Health Corporation:
2.250%, 12/05/2018
Callable 11/05/2018	175,000	176,140
2.125%, 06/01/2021
Callable 05/01/2021	400,000	395,491
Walgreens Boots Alliance, Inc.:
3.300%, 11/18/2021
Callable 09/18/2021	325,000	335,432
3.800%, 11/18/2024
Callable 08/18/2024	250,000	260,054

		1,568,034

Health Care Equipment & Supplies - 1.0%
Danaher Corporation
2.400%, 09/15/2020
Callable 08/15/2020	400,000	405,312
Medtronic, Inc.
2.500%, 03/15/2020	300,000	304,466

		709,778

Hotels, Restaurants & Leisure - 0.4%
McDonald’s Corporation:
2.750%, 12/09/2020
Callable 11/09/2020	200,000	203,788
3.625%, 05/20/2021	100,000	104,696

		308,484

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2017 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Household Durables - 1.0%
Newell Brands, Inc.:
2.150%, 10/15/2018	$400,000	$401,138
3.150%, 04/01/2021
Callable 03/01/2021	350,000	358,440

		759,578

Industrial Conglomerates - 0.7%
General Electric Company
2.700%, 10/09/2022	500,000	508,939

Insurance - 0.9%
Berkshire Hathaway Inc.
2.200%, 03/15/2021
Callable 02/15/2021	425,000	428,484
Prudential Financial, Inc.
2.300%, 08/15/2018	248,000	249,462

		677,946

Internet Catalog & Retail - 0.7%
Amazon.com, Inc.
3.300%, 12/05/2021
Callable 10/05/2021	495,000	516,496

Internet Software & Services - 0.3%
Alphabet, Inc.
3.375%, 02/25/2024	200,000	210,444

Media - 0.9%
Time Warner Inc.
3.400%, 06/15/2022	250,000	257,179
The Walt Disney Company
2.300%, 02/12/2021	420,000	423,872

		681,051

Oil & Gas & Consumable Fuels - 3.3%
Chevron Corporation
2.411%, 03/03/2022
Callable 01/03/2022	500,000	502,228
Enterprise Products Operating LLC
2.850%, 04/15/2021
Callable 03/15/2021	500,000	506,102
EOG Resources, Inc.
2.450%, 04/01/2020
Callable 03/01/2020	200,000	200,746
Exxon Mobil Corporation
2.222%, 03/01/2021
Callable 02/01/2021	325,000	327,299
Kinder Morgan Energy Partners, L.P.
3.950%, 09/01/2022
Callable 06/01/2022	400,000	413,736
Occidental Petroleum Corporation
2.600%, 04/15/2022
Callable 03/15/2022	500,000	502,747

		2,452,858

Pharmaceuticals - 1.7%
Abbott Laboratories
2.000%, 03/15/2020	250,000	249,571

CORPORATE BONDS	Principal Amount	Value
Pharmaceuticals - 1.7%, Continued
AbbVie Inc.:
2.000%, 11/06/2018	$134,000	$134,362
2.500%, 05/14/2020
Callable 04/14/2020	425,000	430,214
Merck & Co., Inc.:
1.100%, 01/31/2018	275,000	274,761
2.350%, 02/10/2022	195,000	196,845

		1,285,753

Real Estate Investment Trusts - 0.7%
American Tower Corporation:
3.400%, 02/15/2019	400,000	408,517
2.800%, 06/01/2020
Callable 05/01/2020	100,000	101,428

		509,945

Semiconductor Equipment & Products - 0.6%
Texas Instruments Incorporated
2.750%, 03/12/2021
Callable 02/12/2021	470,000	480,037

Software - 1.1%
Microsoft Corporation
2.375%, 02/12/2022
Callable 01/12/2022	400,000	403,194
Oracle Corporation:
2.375%, 01/15/2019	125,000	126,467
2.800%, 07/08/2021	300,000	308,281

		837,942

Specialty Retail - 0.8%
The Home Depot, Inc.:
2.000%, 06/15/2019
Callable 05/15/2019	325,000	327,363
2.625%, 06/01/2022
Callable 05/01/2022	290,000	294,584

		621,947

TOTAL CORPORATE BONDS
(Cost $23,445,425)		23,441,798

SHORT-TERM INVESTMENT - 0.2%	Shares
Money Market Fund - 0.2%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.89% (c)	132,402	132,402

TOTAL SHORT-TERM INVESTMENT
(Cost $132,402)		132,402

Total Investments - 99.9%
(Cost $59,518,508)		74,590,776
Other Assets in Excess of Liabilities - 0.1%		73,832

TOTAL NET ASSETS - 100.0%		$74,664,608

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2017 (Unaudited)

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2017 (Unaudited)

CORPORATE BONDS - 72.1%	Principal Amount	Value
Aerospace & Defense - 0.7%
Rockwell Collins, Inc.
3.700%, 12/15/2023
Callable 09/15/2023	$1,750,000	$1,823,819

Air Freight & Logistics - 1.0%
FedEx Corp.
3.250%, 04/01/2026
Callable 01/01/2026	2,500,000	2,526,128

Banks - 7.7%
Bank of America Corporation:
2.357%, 03/22/2018 (a)	2,000,000	2,012,308
2.625%, 10/19/2020	2,600,000	2,628,275
4.000%, 01/22/2025	4,000,000	4,073,612
BB&T Corporation
1.567%, 06/15/2020 (a)	2,000,000	2,010,862
Branch Banking & Trust Company
1.350%, 10/01/2017
Callable 09/01/2017	500,000	499,938
Comerica Incorporated
2.125%, 05/23/2019
Callable 04/23/2019	1,000,000	998,180
Wells Fargo & Company:
1.783%, 04/23/2018 (a)	2,500,000	2,511,175
2.125%, 04/22/2019	2,000,000	2,010,952
4.125%, 08/15/2023	2,000,000	2,116,804

		18,862,106

Beverages - 1.9%
Anheuser-Busch InBev Finance Inc.
1.900%, 02/01/2019	4,537,000	4,548,901

Biotechnology - 3.0%
Amgen Inc.
2.200%, 05/22/2019
Callable 04/22/2019	3,500,000	3,522,949
Celgene Corporation
3.625%, 05/15/2024
Callable 02/15/2024	3,750,000	3,890,138

		7,413,087

Capital Markets - 2.5%
Morgan Stanley (a):
2.436%, 04/25/2018	2,500,000	2,522,073
2.003%, 01/24/2019	3,500,000	3,525,872

		6,047,945

Chemicals - 1.1%
Ecolab Inc.
1.550%, 01/12/2018	2,725,000	2,723,806

Communications Equipment - 0.3%
Cisco Systems, Inc.
4.950%, 02/15/2019	700,000	736,646

CORPORATE BONDS	Principal Amount	Value
Computers & Peripherals - 1.9%
Apple Inc.
2.400%, 05/03/2023	$3,250,000	$3,227,039
International Business Machines Corporation
5.700%, 09/14/2017	1,500,000	1,512,955

		4,739,994

Consumer Finance - 2.7%
American Express Company
1.762%, 05/22/2018 (a)	3,533,000	3,547,199
American Express Credit Corporation
2.375%, 05/26/2020
Callable 04/25/2020	3,000,000	3,028,701

		6,575,900

Consumer Services - 2.0%
The Western Union Company:
2.875%, 12/10/2017	2,250,000	2,258,600
3.650%, 08/22/2018	2,500,000	2,543,032

		4,801,632

Containers & Packaging - 2.2%
Ball Corporation:
5.000%, 03/15/2022	2,000,000	2,142,500
5.250%, 07/01/2025	3,000,000	3,322,500

		5,465,000

Diversified Financials - 3.3%
JPMorgan Chase & Co.:
2.056%, 01/25/2018 (a)	3,000,000	3,015,870
3.375%, 05/01/2023	2,000,000	2,032,186
2.700%, 05/18/2023
Callable 03/18/2023	3,000,000	2,969,505

		8,017,561

Diversified Telecommunication Services - 6.9%
AT&T Inc.:
2.110%, 11/27/2018 (a)	3,000,000	3,027,195
2.375%, 11/27/2018	4,500,000	4,532,670
1.898%, 03/11/2019 (a)	1,500,000	1,507,680
CenturyLink, Inc.:
6.150%, 09/15/2019	1,402,000	1,496,635
5.800%, 03/15/2022	2,500,000	2,609,375
Verizon Communications Inc.:
2.992%, 09/14/2018 (a)	2,000,000	2,036,548
2.450%, 11/01/2022
Callable 08/01/2022	1,750,000	1,717,497

		16,927,600

Electrical Equipment & Instruments - 2.7%
Emerson Electric Co.
3.150%, 06/01/2025
Callable 03/01/2025	5,000,000	5,135,090
Rockwell Automation, Inc.
2.875%, 03/01/2025
Callable 12/01/2024	1,440,000	1,433,038

		6,568,128

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2017 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Food & Drug Retailing - 3.0%
CVS Health Corporation
4.125%, 05/15/2021
Callable 02/15/2021	$2,000,000	$2,116,364
Walgreens Boots Alliance, Inc.:
1.750%, 11/17/2017	776,000	776,555
3.800%, 11/18/2024
Callable 08/18/2024	4,375,000	4,550,958

		7,443,877

Health Care Equipment & Supplies - 6.4%
Danaher Corporation:
2.400%, 09/15/2020
Callable 08/15/2020	2,000,000	2,026,560
3.350%, 09/15/2025
Callable 06/15/2025	5,500,000	5,736,593
PerkinElmer, Inc.
5.000%, 11/15/2021
Callable 08/15/2021	1,094,000	1,183,247
Thermo Fisher Scientific, Inc.:
4.150%, 02/01/2024
Callable 11/01/2023	4,500,000	4,805,789
2.950%, 09/19/2026
Callable 06/19/2026	2,000,000	1,948,656

		15,700,845

Household Durables - 1.3%
Newell Brands, Inc.
3.150%, 04/01/2021
Callable 03/01/2021	3,150,000	3,225,959

Household Products - 0.4%
The Procter & Gamble Company
8.000%, 09/01/2024	775,000	1,034,914

Industrial Conglomerates - 0.4%
General Electric Company
2.100%, 12/11/2019	1,050,000	1,058,700

Internet & Catalog Retail - 2.9%
Amazon.com, Inc.:
2.600%, 12/05/2019
Callable 11/05/2019	2,000,000	2,038,814
2.500%, 11/29/2022
Callable 08/29/2022	5,000,000	5,046,085

		7,084,899

Internet Software & Services - 1.2%
Alphabet, Inc.
3.375%, 02/25/2024	2,850,000	2,998,821

Multiline Retail - 2.0%
Family Dollar Stores, Inc.
5.000%, 02/01/2021	4,500,000	4,837,500

Oil & Gas & Consumable Fuels - 7.9%
Chevron Corporation
2.411%, 03/03/2022
Callable 01/03/2022	1,450,000	1,456,461

CORPORATE BONDS	Principal Amount	Value
Oil & Gas & Consumable Fuels - 7.9%, Continued
ConocoPhillips Company
1.050%, 12/15/2017
Callable 11/15/2017	$2,750,000	$2,745,223
Enterprise Products Operating LLC:
1.650%, 05/07/2018	1,250,000	1,249,211
3.750%, 02/15/2025
Callable 11/15/2024	2,000,000	2,062,906
Kinder Morgan Energy Partners, L.P.
4.250%, 09/01/2024
Callable 06/01/2024	3,000,000	3,104,319
Occidental Petroleum Corporation
2.600%, 04/15/2022
Callable 03/15/2022	3,125,000	3,142,166
Range Resources Corporation (b)
5.000%, 08/15/2022
Callable 05/15/2022
(Acquired 09/20/2016, Cost $5,595,486)	5,850,000	5,776,875

		19,537,161

Pharmaceuticals - 0.4%
Allergan, Inc.
1.350%, 03/15/2018	1,017,000	1,014,813

Real Estate Investment Trusts - 3.5%
American Tower Corporation:
3.400%, 02/15/2019	1,000,000	1,021,293
5.050%, 09/01/2020	1,250,000	1,347,436
3.500%, 01/31/2023	3,500,000	3,594,066
5.000%, 02/15/2024	2,500,000	2,766,248

		8,729,043

Road & Rail - 1.7%
Union Pacific Corporation
2.250%, 06/19/2020
Callable 05/19/2020	4,125,000	4,152,435

Software & Services - 1.1%
Sabre GLBL Inc. (b)
5.375%, 04/15/2023
Callable 04/15/2018
(Acquired 04/01/2015, Cost $2,548,100)	2,500,000	2,618,750

TOTAL CORPORATE BONDS
(Cost $175,342,421)		177,215,970

U.S. GOVERNMENT ISSUES - 9.5%
U.S. Treasury Inflation Indexed Bonds - 1.5%
0.625%, 01/15/2024	3,667,895	3,722,246

U.S. Treasury Notes - 8.0%
1.000%, 03/15/2018	1,000,000	998,398
1.000%, 08/15/2018	2,000,000	1,993,398
1.250%, 10/31/2019	2,000,000	1,992,226
2.000%, 07/31/2020	2,000,000	2,025,118

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2017 (Unaudited)

U.S. GOVERNMENT ISSUES - 9.5%	Principal Amount	Value
U.S. Treasury Notes - 8.0%, Continued
2.000%, 11/30/2022	$2,000,000	$2,004,532
2.000%, 02/15/2023	1,000,000	1,000,645
2.250%, 11/15/2024	1,000,000	1,005,703
2.000%, 02/15/2025	3,000,000	2,959,452
2.000%, 08/15/2025	2,000,000	1,966,368
1.625%, 02/15/2026	4,000,000	3,802,264

		19,748,104

TOTAL U.S. GOVERNMENT ISSUES
(Cost $23,696,741)		23,470,350

U.S. GOVERNMENT SPONSORED ENTITIES - 15.2%
Fannie Mae - 2.4%
1.000%, 07/28/2021
Callable 07/28/2017	2,000,000	1,996,156
1.000%, 10/26/2021
Callable 07/26/2017	1,040,000	1,032,608
1.500%, 05/17/2024
Callable 08/17/2017	2,800,000	2,757,132

		5,785,896

Federal Home Loan Banks - 3.0%
1.000%, 01/30/2019
Callable 01/30/2018	2,000,000	1,997,918
1.000%, 08/23/2021
Callable 08/23/2017	2,915,000	2,913,070
1.000%, 08/25/2022
Callable 08/25/2017	2,500,000	2,497,343

		7,408,331

Freddie Mac - 9.8%
5.125%, 11/17/2017	500,000	507,471
1.000%, 02/10/2020
Callable 08/10/2017	2,500,000	2,497,622
1.250%, 08/25/2021
Callable 08/25/2017	1,650,000	1,625,511
1.500%, 08/25/2021
Callable 08/25/2017	1,600,000	1,568,774
1.000%, 09/15/2021
Callable 09/15/2017	2,100,000	2,096,909
1.000%, 09/30/2021
Callable 09/30/2017	3,000,000	2,996,460
2.375%, 01/13/2022	2,000,000	2,043,288
2.000%, 01/26/2022
Callable 07/26/2017	2,500,000	2,496,817
1.250%, 06/30/2023
Callable 09/30/2017	1,500,000	1,485,144
1.000%, 10/27/2023
Callable 07/27/2017	4,500,000	4,478,436

U.S. GOVERNMENT SPONSORED ENTITIES	Principal Amount	Value
Freddie Mac - 9.8%, Continued
2.000%, 05/23/2031
Callable 08/23/2017	$2,500,000	$2,430,155

		24,226,587

TOTAL U.S. GOVERNMENT SPONSORED ENTITIES
(Cost $37,661,403)		37,420,814

SHORT-TERM INVESTMENT - 2.6%	Shares
Money Market Fund - 2.6%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.89% (c)	6,303,980	6,303,980

TOTAL SHORT-TERM INVESTMENT
(Cost $6,303,980)		6,303,980

Total Investments - 99.4%
(Cost $243,004,545)		244,411,114
Other Assets in Excess of Liabilities - 0.6%		1,496,143

TOTAL NET ASSETS - 100.0%		$245,907,257

(a)	Floating rate.
(b)	Restricted security. Resale to the public may require registration or may extend only to qualified institutional buyers. The fair market value of the restricted securities was $8,395,625 representing 3.4% of the Fund’s total net assets.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2017 (Unaudited)

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund

Assets:
Investments, at value*	$219,108,491	$20,457,715	$316,765,704	$74,590,776	$244,411,114
Cash	—	—	—	—	125
Receivable for Fund shares sold	31,050	—	—	40,152	29
Dividends and interest receivable	72,861	12,723	340,459	168,595	1,670,033
Other assets	85,283	26,082	72,730	21,213	55,694

Total assets	219,297,685	20,496,520	317,178,893	74,820,736	246,136,995

Liabilities:
Payable for Fund shares redeemed	5,159	22,744	30,025	39,998	—
Payable for investment advisory fees (Note B)	415,202	6,860	397,184	75,944	115,631
Payable for accounting and transfer agent fees and expenses	24,200	7,536	21,774	8,969	18,846
Payable for administrative fees	17,974	3,386	20,528	4,664	15,569
Payable for reports to shareholders	6,801	2,123	6,235	1,225	4,843
Payable for custody fees and expenses	4,507	1,046	5,143	1,285	3,989
Payable for distribution expense (Note B)	2,246	—	—	—	—
Accrued expenses and other liabilities	85,259	16,650	88,811	24,043	70,860

Total liabilities	561,348	60,345	569,700	156,128	229,738

Net assets	$218,736,337	$20,436,175	$316,609,193	$74,664,608	$245,907,257

Net assets consist of:
Paid in capital	$126,058,735	$14,996,036	$191,068,889	$58,745,122	$244,216,458
Accumulated net investment income (loss)	(186,673)	(12,576)	1,065,294	102	26,681
Accumulated net realized gain on investments	37,277,984	1,876,118	5,360,948	847,116	257,549
Net unrealized appreciation on investments	55,586,291	3,576,597	119,114,062	15,072,268	1,406,569

Net assets	$218,736,337	$20,436,175	$316,609,193	$74,664,608	$245,907,257

INSTITUTIONAL CLASS
Net assets	$217,369,939	$20,436,175	$316,609,193	$74,664,608	$245,907,257
Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	10,785,967	1,983,126	12,803,566	3,455,294	22,899,043
Net asset value per share (offering and redemption price)	$20.15	$10.31	$24.73	$21.61	$10.74

ADVISER CLASS**
Net assets	$1,366,398
Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	71,965
Net asset value per share (offering and redemption price)	$18.99

* Cost of Investments	$163,522,200	$16,881,118	$197,651,642	$59,518,508	$243,004,545

**	Currently, Adviser Class shares are authorized only for the Small Cap Equity, Small-Mid Cap Equity and Equity Funds and are offered only by the Small Cap Equity Fund.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2017 (Unaudited)

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund

Investment Income:
Dividends*	$1,081,234	$86,655	$2,233,189	$370,456	$—
Interest	10,173	1,774	39,361	232,268	2,825,061

Total income	1,091,407	88,429	2,272,550	602,724	2,825,061

Expenses:
Investment advisory fees (Note B)	957,266	75,754	1,066,218	225,742	574,185
Distribution expense – Adviser Class (Note B)	1,725	—	—	—	—
Accounting and transfer agent fees and expenses	119,102	42,017	114,154	47,048	93,578
Administrative fees	102,143	19,882	123,836	28,721	93,560
Trustees’ fees	47,697	7,204	37,181	7,443	28,976
Professional fees	44,882	7,470	51,284	13,214	40,134
Federal and state registration	33,420	17,394	24,675	15,134	18,924
Custody fees and expenses	17,290	3,065	15,594	3,879	11,846
Reports to shareholders	6,396	2,183	6,740	1,729	4,969
Other	58,871	7,611	59,337	10,844	46,519

Total expenses	1,388,792	182,580	1,499,019	353,754	912,691
Less, expense waiver and/or reimbursement (Note B)	(110,712)	(81,575)	(280,484)	(75,918)	(338,506)

Net expenses	1,278,080	101,005	1,218,535	277,836	574,185

Net investment income (loss)	(186,673)	(12,576)	1,054,015	324,888	2,250,876

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	33,796,955	1,653,721	4,475,362	796,634	198,134
Net change in unrealized appreciation/depreciation on investments	(15,929,354)	(118,982)	24,376,323	2,986,279	1,278,864

Net realized and unrealized gain on investments	17,867,601	1,534,739	28,851,685	3,782,913	1,476,998

Net Increase in Net Assets Resulting from Operations	$17,680,928	$1,522,163	$29,905,700	$4,107,801	$3,727,874

* Net of foreign taxes withheld	$—	$—	$3,510	$—	$—

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Small Cap Equity Fund		LKCM Small-Mid Cap Equity Fund

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations:
Net investment loss	$(186,673)	$(598,113)	$(12,576)	$(334,381)
Net realized gain on investments	33,796,955	70,583,659	1,653,721	11,090,117
Net change in unrealized appreciation/depreciation on investments	(15,929,354)	(39,738,947)	(118,982)	(46,140,964)

Net increase (decrease) in net assets resulting from operations	17,680,928	30,246,599	1,522,163	(35,385,228)

Dividends and Distributions to Institutional Class Shareholders:
Net realized gain on investments	—	(38,274,319)	—	(3,253,405)

Dividends and Distributions to Adviser Class Shareholders:
Net realized gain on investments	—	(394,215)	—	—

Net decrease in net assets resulting from Fund share transactions (Note C)	(82,159,219)	(285,382,856)	(1,504,871)	(272,896,350)

Total increase (decrease) in net assets	(64,478,291)	(293,804,791)	17,292	(311,534,983)

Net Assets:
Beginning of period	283,214,628	577,019,419	20,418,883	331,953,866

End of period*	$218,736,337	$283,214,628	$20,436,175	$20,418,883

* Including accumulated net investment loss of	$(186,673)	$—	$(12,576)	$—

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Equity Fund		LKCM Balanced Fund

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations:
Net investment income	$1,054,015	$2,366,551	$324,888	$480,955
Net realized gain on investments	4,475,362	17,224,785	796,634	2,620,580
Net change in unrealized appreciation/depreciation on investments	24,376,323	9,232,988	2,986,279	1,723,988

Net increase in net assets resulting from operations	29,905,700	28,824,324	4,107,801	4,825,523

Dividends and Distributions to Shareholders:
Net investment income	—	(2,355,272)	(328,780)	(477,045)
Net realized gain on investments	—	(15,387,855)	—	(2,493,726)

	—	(17,743,127)	(328,780)	(2,970,771)

Net increase (decrease) in net assets resulting from Fund share transactions (Note C)	195,170	(5,772,597)	7,693,534	22,184,169

Total increase in net assets	30,100,870	5,308,600	11,472,555	24,038,921

Net Assets:
Beginning of period	286,508,323	281,199,723	63,192,053	39,153,132

End of period*	$316,609,193	$286,508,323	$74,664,608	$63,192,053

* Including accumulated net investment income of	$1,065,294	$11,279	$102	$3,994

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Fixed Income Fund

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations:
Net investment income	$2,250,876	$4,580,895
Net realized gain on investments	198,134	332,465
Net change in unrealized appreciation/depreciation on investments	1,278,864	2,637,335

Net increase in net assets resulting from operations	3,727,874	7,550,695

Dividends and Distributions to Shareholders:
Net investment income	(2,224,195)	(4,585,763)
Net realized gain on investments	—	(93,558)

	(2,224,195)	(4,679,321)

Net increase in net assets resulting from Fund share transactions (Note C)	17,541,310	25,150,031

Total increase in net assets	19,044,989	28,021,405

Net Assets:
Beginning of period	226,862,268	198,840,863

End of period*	$245,907,257	$226,862,268

* Including accumulated net investment income of	$26,681	$—

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Small Cap Equity Fund – Institutional Class

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Net Asset Value – Beginning of Period	$18.82		$19.86		$24.05	$28.33		$22.69		$22.45

Net investment income (loss)	(0.01	)(1)	(0.03	)(1)	0.01	(0.06	)(1)	(0.06	)(2)	0.13 (1)
Net realized and unrealized gain (loss) on investments	1.34		1.88		(1.29)	(0.77)		8.02		2.01

Total from investment operations	1.33		1.85		(1.28)	(0.83)		7.96		2.14

Dividends from net investment income	—		—		(0.01)	—		—		(0.13)
Distributions from net realized gains	—		(2.89)		(2.90)	(3.45)		(2.32)		(1.77)

Total dividends and distributions	—		(2.89)		(2.91)	(3.45)		(2.32)		(1.90)

Net Asset Value – End of Period	$20.15		$18.82		$19.86	$24.05		$28.33		$22.69

Total Return	7.07%	(4)	9.27%		-5.58%	-3.11%		35.11%		9.74%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$217,370		$281,790		$568,421	$840,631		$1,047,607		$819,985
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.09%	(5)	0.95%		0.97%	0.94%		0.95%		0.94%
After expense waiver and/or reimbursement	1.00%	(5)	1.00%		0.97%	0.94%		0.95%		0.94%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	(0.23)%	(5)	(0.08)%		0.05%	(0.21)%		(0.23)%		0.53%
After expense waiver and/or reimbursement	(0.14)%	(5)	(0.13)%		0.05%	(0.21)%		(0.23)%		0.53%
Portfolio turnover rate(3)	22%		50%		62%	60%		47%		49%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)	Not annualized.
(5)	Annualized.

	LKCM Small Cap Equity Fund – Adviser Class

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Net Asset Value – Beginning of Period	$17.76		$18.93		$23.11	$27.43		$22.07		$21.88

Net investment income (loss)	(0.04	)(1)	(0.07	)(1)	(0.05)	(0.12	)(1)	(0.13	)(2)	0.07 (1)
Net realized and unrealized gain (loss) on investments	1.27		1.79		(1.23)	(0.75)		7.81		1.95

Total from investment operations	1.23		1.72		(1.28)	(0.87)		7.68		2.02

Dividends from net investment income	—		—		—	—		—		(0.06)
Distributions from net realized gains	—		(2.89)		(2.90)	(3.45)		(2.32)		(1.77)

Total dividends and distributions	—		(2.89)		(2.90)	(3.45)		(2.32)		(1.83)

Net Asset Value – End of Period	$18.99		$17.76		$18.93	$23.11		$27.43		$22.07

Total Return	6.99%	(4)	8.99%		-5.81%	-3.35%		34.81%		9.45%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$1,366		$1,425		$8,598	$14,665		$41,153		$40,737
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.34%	(5)	1.20%		1.22%	1.19%		1.20%		1.19%
After expense waiver and/or reimbursement	1.25%	(5)	1.25%		1.22%	1.19%		1.20%		1.19%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	(0.48)%	(5)	(0.33)%		(0.20)%	(0.46)%		(0.48)%		0.28%
After expense waiver and/or reimbursement	(0.39)%	(5)	(0.38)%		(0.20)%	(0.46)%		(0.48)%		0.28%
Portfolio turnover rate(3)	22%		50%		62%	60%		47%		49%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Small-Mid Cap Equity Fund

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Net Asset Value – Beginning of Period	$9.56		$11.15		$12.10		$12.97		$9.68		$8.86

Net investment loss	(0.01	)(1)	(0.05	)(1)	(0.06	)(2)	(0.08	)(1)	(0.06	)(2)	(0.03	)(1)
Net realized and unrealized gain (loss) on investments	0.76		0.19		(0.10)		(0.48)		3.35		0.85

Total from investment operations	0.75		0.14		(0.16)		(0.56)		3.29		0.82

Distributions from net realized gains	—		(1.73)		(0.79)		(0.31)		—		—

Net Asset Value – End of Period	$10.31		$9.56		$11.15		$12.10		$12.97		$9.68

Total Return	7.85%	(3)	1.17%		-1.41%		-4.39%		33.99%		9.26%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$20,436		$20,419		$331,954		$391,668		$366,423		$250,164
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.81%	(4)	1.23%		1.14%		1.20%		1.18%		1.18%
After expense waiver and/or reimbursement	1.00%	(4)	1.00%		1.00%		1.00%		1.00%		1.00%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(0.93)%	(4)	(0.68)%		(0.63)%		(0.82)%		(0.77)%		(0.50)%
After expense waiver and/or reimbursement	(0.12)%	(4)	(0.45)%		(0.49)%		(0.62)%		(0.59)%		(0.32)%
Portfolio turnover rate	36%		80%		70%		72%		49%		56%

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Not annualized.
(4)	Annualized.

	LKCM Equity Fund

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013 (1)	Year Ended December 31, 2012
Net Asset Value – Beginning of Period	$22.42		$21.40	$22.81	$22.44	$17.62	$15.34

Net investment income	0.08		0.19 (2)	0.18 (2)	0.17 (3)	0.14 (2)	0.14 (2)
Net realized and unrealized gain (loss) on investments	2.23		2.32	(0.98)	1.28	5.27	2.27

Total from investment operations	2.31		2.51	(0.80)	1.45	5.41	2.41

Dividends from net investment income	—		(0.20)	(0.20)	(0.16)	(0.12)	(0.12)
Distributions from net realized gains	—		(1.29)	(0.41)	(0.92)	(0.47)	(0.01)

Total dividends and distributions	—		(1.49)	(0.61)	(1.08)	(0.59)	(0.13)

Net Asset Value – End of Period	$24.73		$22.42	$21.40	$22.81	$22.44	$17.62

Total Return	10.30%	(4)	11.66%	-3.54%	6.40%	30.74%	15.69%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$316,609		$286,508	$281,200	$333,692	$323,932	$161,129
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.98%	(5)	0.98%	0.93%	0.92%	0.93%	0.96%
After expense waiver and/or reimbursement	0.80%	(5)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.51%	(5)	0.69%	0.68%	0.59%	0.53%	0.69%
After expense waiver and/or reimbursement	0.69%	(5)	0.87%	0.81%	0.71%	0.66%	0.85%
Portfolio turnover rate	4%		16%	13%	14%	17%	12%

(1)	On May 10, 2013, the Armstrong Fund was reorganized into the LKCM Equity Fund. Activity after May 10, 2013 reflects the Funds’ combined operations.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Net investment income per share is calculated using the ending balance of undistributed net investment income prior to considerations of adjustments for permanent book and tax differences.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Balanced Fund

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value – Beginning of Period	$20.46		$19.60	$20.10		$19.63	$16.11	$14.53

Net investment income	0.10		0.20 (1)	0.19		0.24	0.17	0.19
Net realized and unrealized gain (loss) on investments	1.15		1.69	(0.00	)(2)	0.94	3.55	1.58

Total from investment operations	1.25		1.89	0.19		1.18	3.72	1.77

Dividends from net investment income	(0.10)		(0.18)	(0.19)		(0.24)	(0.17)	(0.19)
Distributions from net realized gains	—		(0.85)	(0.50)		(0.47)	(0.03)	—

Total dividends and distributions	(0.10)		(1.03)	(0.69)		(0.71)	(0.20)	(0.19)

Net Asset Value – End of Period	$21.61		$20.46	$19.60		$20.10	$19.63	$16.11

Total Return	6.10%	(3)	9.70%	0.91%		5.99%	23.18%	12.20%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$74,665		$63,192	$39,153		$37,028	$35,332	$21,800
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.02%	(4)	1.03%	1.02%		0.99%	1.04%	1.10%
After expense waiver and/or reimbursement	0.80%	(4)	0.80%	0.80%		0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.72%	(4)	0.73%	0.73%		1.02%	0.72%	0.91%
After expense waiver and/or reimbursement	0.94%	(4)	0.96%	0.95%		1.21%	0.96%	1.21%
Portfolio turnover rate	6%		16%	16%		20%	10%	15%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	Less than $(0.005).
(3)	Not annualized.
(4)	Annualized.

	LKCM Fixed Income Fund

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value – Beginning of Period	$10.67		$10.50		$10.82	$10.91	$11.23	$11.04

Net investment income	0.10		0.23		0.25 (2)	0.22	0.27	0.34
Net realized and unrealized gain (loss) on investments	0.07		0.17		(0.28)	(0.03)	(0.26)	0.25

Total from investment operations	0.17		0.40		(0.03)	0.19	0.01	0.59

Dividends from net investment income	(0.10)		(0.23)		(0.26)	(0.22)	(0.27)	(0.34)
Distributions from net realized gains	—		(0.00	)(3)	(0.03)	(0.06)	(0.06)	(0.06)

Total dividends and distributions	(0.10)		(0.23)		(0.29)	(0.28)	(0.33)	(0.40)

Net Asset Value – End of Period	$10.74		$10.67		$10.50	$10.82	$10.91	$11.23

Total Return	1.60%	(4)	3.83%		-0.27%	1.72%	0.07%	5.44%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$245,907		$226,862		$198,841	$222,704	$221,104	$205,880
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.79%	(5)	0.78%		0.73% (1)	0.70%	0.72%	0.71%
After expense waiver and/or reimbursement	0.50%	(5)	0.50%		0.56% (1)	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	1.67%	(5)	1.86%		2.18%(1)	1.92%	2.34%	2.98%
After expense waiver and/or reimbursement	1.96%	(5)	2.14%		2.35%(1)	1.97%	2.41%	3.04%
Portfolio turnover rate	14%		59%		29%	46%	30%	31%

(1)	Effective May 22, 2015, the Adviser contractually agreed to lower the expense cap for the Fund from 0.65% to 0.50% of the Fund’s average daily net assets.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding during the period.
(3)	Less than $(0.005).
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on February 10, 1994 and consisted of six diversified series as of June 30, 2017, five of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund and LKCM Fixed Income Fund (collectively, the “Funds”). The assets of the Funds are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund—Institutional Class Shares), January 3, 1996 (LKCM Equity Fund—Institutional Class Shares), December 30, 1997 (LKCM Balanced Fund and LKCM Fixed Income Fund), and May 2, 2011 (LKCM Small-Mid Cap Equity Fund—Institutional and Adviser Class Shares). The LKCM Small Cap Equity Fund and the LKCM Equity Fund created a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The LKCM Small Cap Equity Fund—Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Adviser Class Shares of the LKCM Equity Fund and LKCM Small-Mid Cap Equity Fund have not yet commenced operations. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days, unless otherwise determined by a Fund in its discretion.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies (those with market capitalizations at the time of investment between $600 million and $4.5 billion) which Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Small-Mid Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-mid capitalization companies (those with market capitalizations at the time of investment between $1.25 billion and $10 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation and/or companies that the Adviser believes have attractive relative valuations. The LKCM Balanced Fund seeks current income and long-term capital appreciation by investing primarily in a portfolio of equity and fixed income securities with at least 25% of the Fund’s total assets invested in fixed income securities under normal circumstances. The LKCM Fixed Income Fund seeks current income by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of investment grade corporate and U.S. government fixed income securities.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Other assets and securities for which no market or broker quotations or evaluated prices are readily available (including restricted securities) are valued in good faith at fair value using guidelines approved by the Board of Trustees. The Board has adopted specific guidelines and procedures for valuing portfolio securities and delegated their implementation to the Adviser. The guidelines and procedures authorize the Adviser to make determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may use prices provided by independent pricing services to assist in the fair valuation of the Funds’ portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of June 30, 2017, the Funds’ assets carried at fair value were classified as follows:

LKCM Small Cap Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$217,001,773	$—	$—	$217,001,773
Money Market Fund	2,106,718	—	—	2,106,718

Total Investments*	$219,108,491	$—	$—	$219,108,491

LKCM Small-Mid Cap Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$19,865,032	$—	$—	$19,865,032
Money Market Fund	592,683	—	—	592,683

Total Investments*	$20,457,715	$—	$—	$20,457,715

LKCM Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$305,677,333	$—	$—	$305,677,333
Money Market Fund	11,088,371	—	—	11,088,371

Total Investments*	$316,765,704	$—	$—	$316,765,704

LKCM Balanced Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$51,016,576	$—	$—	$51,016,576
Corporate Bonds	—	23,441,798	—	23,441,798
Money Market Fund	132,402	—	—	132,402

Total Investments*	$51,148,978	$23,441,798	$—	$74,590,776

LKCM Fixed Income Fund
Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$177,215,970	$—	$177,215,970
U.S. Government Sponsored Entities	—	37,420,814	—	37,420,814
U.S. Government Issues	—	23,470,350	—	23,470,350
Money Market Fund	6,303,980	—	—	6,303,980

Total Investments*	$6,303,980	$238,107,134	$—	$244,411,114

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period. Transfers between levels are recognized at the end of the reporting period.

2.    Federal Income Taxes:    The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund and LKCM Equity Fund generally intend to pay dividends and distribute net capital, if any, at least on an annual basis. The LKCM Balanced Fund and LKCM Fixed Income Fund generally intend to pay dividends on a quarterly basis and distribute net capital, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense. Expenses that are directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. For multi-class Funds, income, unrealized and realized gains/losses are generally allocated between each Fund’s classes in proportion to its respective net assets.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

8.    Security Transactions and Investment Income:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable jurisdiction’s tax rules and rates. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. The Funds may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital.

9.    Other:    Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

10.    Restricted and Illiquid Securities:    The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale including investments considered by the Funds to be illiquid. Restricted securities generally may be resold in transactions exempt from registration. Illiquid investments are investments that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.    Investment Advisory and Other Agreements:    The Adviser serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Funds through May 1, 2018 in order to limit each Fund’s operating expenses to the annual cap rates presented below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. For the six months ended June 30, 2017, the Adviser waived the following management fees to meet its expense cap obligations:

	LKCM Small Cap Equity Fund		LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund
Annual Management Fee Rate	0.75%		0.75%	0.70%	0.65%	0.50%
Annual Cap on Expenses	1.00%	(Inst.)	1.00%	0.80%	0.80%	0.50%
	1.25%	(Adviser)
Fees Waived in 2017	$110,712		$81,575	$280,484	$75,918	$338,506

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The Small Cap Equity Fund, Small-Mid Cap Equity Fund and Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of each Fund’s average daily net assets. For the six months ended June 30, 2017, fees incurred by the Small Cap Equity Fund pursuant to the 12b-1 Plan were $1,725. The Adviser Class shares of the Equity Fund and the Small-Mid Cap Equity Fund have not yet commenced operations. The Funds have also adopted an Institutional Class Distribution

Plan, under which each Fund may pay up to 0.75% of its average daily net assets for distribution and other services. Currently, the Board of Trustees has not authorized payments under this plan and, as a result, the Funds currently neither accrue nor pay any fees under the plan.

C.    Fund Shares:    At June 30, 2017, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

LKCM Small Cap Equity Fund
	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	451,378	$8,745,175	1,612,765	$30,288,236
Shares issued to shareholders in reinvestment of distributions	—	—	1,783,620	33,692,595
Shares redeemed	(4,634,942)	(90,754,122)	(17,051,055)	(342,725,953)
Redemption fee		318		1,460

Net decrease	(4,183,564)	$(82,008,629)	(13,654,670)	$(278,743,662)

Shares Outstanding:
Beginning of period	14,969,531		28,624,201

End of period	10,785,967		14,969,531

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	8,083	$147,219	23,322	$430,731
Shares issued to shareholders in reinvestment of distributions	—	—	21,149	376,656
Shares redeemed	(16,348)	(297,847)	(418,403)	(7,446,581)
Redemption fee		38		—

Net decrease	(8,265)	$(150,590)	(373,932)	$(6,639,194)

Shares Outstanding:
Beginning of period	80,230		454,162

End of period	71,965		80,230

Total Net Decrease		$(82,159,219)		$(285,382,856)

LKCM Small-Mid Cap Equity Fund
	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	25,082	$251,746	824,429	$8,405,928
Shares issued to shareholders in reinvestment of distributions	—	—	315,244	3,026,346
Shares redeemed	(176,966)	(1,756,617)	(28,784,437)	(284,328,924)
Redemption fee		—		300

Net decrease	(151,884)	$(1,504,871)	(27,644,764)	$(272,896,350)

Shares Outstanding:
Beginning of period	2,135,010		29,779,774

End of period	1,983,126		2,135,010

LKCM Equity Fund
	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	707,790	$16,506,083	873,854	$19,663,219
Shares issued to shareholders in reinvestment of distributions	—	—	764,353	17,205,579
Shares redeemed	(683,841)	(16,310,913)	(1,999,145)	(42,641,469)
Redemption fee		—		74

Net increase (decrease)	23,949	$195,170	(360,938)	$(5,772,597)

Shares Outstanding:
Beginning of period	12,779,617		13,140,555

End of period	12,803,566		12,779,617

LKCM Balanced Fund
	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	486,984	$10,251,735	1,299,893	$26,392,805
Shares issued to shareholders in reinvestment of distributions	14,767	315,583	139,950	2,865,400
Shares redeemed	(135,753)	(2,873,808)	(348,607)	(7,074,136)
Redemption fee		24		100

Net increase	365,998	$7,693,534	1,091,236	$22,184,169

Shares Outstanding:
Beginning of period	3,089,296		1,998,060

End of period	3,455,294		3,089,296

LKCM Fixed Income Fund
	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	2,551,222	$27,430,104	3,283,450	$35,330,302
Shares issued to shareholders in reinvestment of distributions	198,687	2,128,000	405,849	4,366,386
Shares redeemed	(1,121,792)	(12,016,796)	(1,350,992)	(14,546,657)
Redemption fee		2		—

Net increase	1,628,117	$17,541,310	2,338,307	$25,150,031

Shares Outstanding:
Beginning of period	21,270,926		18,932,619

End of period	22,899,043		21,270,926

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2017 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
LKCM Small Cap Equity Fund	$—	$56,681,043	$—	$141,100,293
LKCM Small-Mid Cap Equity Fund	—	7,155,125	—	9,244,048
LKCM Equity Fund	—	14,005,726	—	11,799,104
LKCM Balanced Fund	—	13,324,700	—	3,812,363
LKCM Fixed Income Fund	12,062,302	43,652,873	17,387,025	13,368,660

E.    Tax Information:    At December 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund
Cost of Investments	$214,048,200	$16,848,507	$189,405,728	$50,271,354	$221,182,343

Gross Unrealized Appreciation	$72,533,104	$3,806,137	$96,894,410	$12,699,038	$1,995,242
Gross Unrealized Depreciation	(1,133,474)	(216,603)	(2,156,671)	(613,049)	(1,867,537)

Net Unrealized Appreciation	$71,399,630	$3,589,534	$94,737,739	$12,085,989	$127,705

Undistributed Ordinary Income	376,242	—	11,279	3,994	38,821
Undistributed Long-Term Capital Gain	3,220,802	328,442	885,586	50,482	20,594

Total Distributable Earnings	$3,597,044	$328,442	$896,865	$54,476	$59,415

Total Accumulated Gains	$74,996,674	$3,917,976	$95,634,604	$12,140,465	$187,120

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and partnerships.

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. The Funds currently have no unused capital loss carryforwards.

The tax components of dividends paid during the periods shown below were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
LKCM Small Cap Equity Fund	$—	$—	$—	$38,668,534
LKCM Small-Mid Cap Equity Fund	—	—	—	3,253,405
LKCM Equity Fund	—	—	2,355,272	15,387,855
LKCM Balanced Fund	328,780	—	477,045	2,493,726
LKCM Fixed Income Fund	2,224,195	—	4,624,444	54,877

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2016. The Funds designated earnings and profits distributed to shareholders upon the redemption of shares during 2016 in determining undistributed net capital gains as of December 31, 2016.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2013 through December 31, 2016. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2016. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Recent Accounting Pronouncements:    In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the final rules is August 1, 2017. Management is currently evaluating the impact that the adoption of the final rules will have on the financial statements and related disclosures.

G.    Subsequent Events:    In preparing these financial statements, the Trust has evaluated events after June 30, 2017 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

LKCM FUNDS
ADDITIONAL INFORMATION
June 30, 2017 (Unaudited)

Availability of Proxy Voting Information:    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website (http://www.sec.gov) and is also available by calling 1-800-688-LKCM. You can also review and copy the Funds’ Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

WITH RESPECT TO LKCM FUNDS

Introduction. At a meeting held on February 28, 2017, the Board of Trustees of LKCM Funds, including the independent Trustees (the “Board”), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between Luther King Capital Management Corporation (“LKCM”) and LKCM Funds (the “Trust”), on behalf of the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund and LKCM Fixed Income Fund (each, a “Fund” and collectively, the “Funds”).

In voting to approve the renewal of the Agreement, the Board considered information furnished throughout the year at regularly scheduled Board meetings, as well as information prepared specifically in connection with the annual renewal process. The Board also considered the overall fairness of the Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (1) the nature, extent and quality of the services provided to each Fund; (2) the performance of each Fund as compared to a relevant benchmark, peer group of funds compiled by Lipper, Inc., (“Lipper”) and a composite (“Composite”) of accounts managed by LKCM pursuant to similar investment strategies (“Similar Accounts”); (3) the level of the fees and the overall expenses of each Fund and how those compared to a peer group of funds and Similar Accounts; (4) the costs of services provided to the Funds and the profitability of LKCM; (5) the extent to which economies of scale would be realized by LKCM as a Fund grows and whether the fee levels reflect economies of scale for the benefit of investors; and (6) any other benefits derived by LKCM from its relationship with the Funds. The Board did not identify any single factor or item of information as all-important or controlling and each Board member may have accorded different weights to the various factors in reaching his conclusions with respect to the Agreement.

In considering the renewal of the Agreement, the Board requested and considered a broad range of information provided by LKCM, including, but not limited to, reports relating to each Fund’s performance and expenses, information regarding the Similar Accounts, certain portfolio compliance policies and the background and experience of the portfolio managers. In addition, the Board considered a memorandum from its legal counsel regarding the Board’s legal duties in considering the renewal of the Agreement. The Board also meets each quarter to review the Funds’ performance and expenses and various aspects of the Funds’ operations.

Nature, Extent and Quality of Services. The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to each Fund under the Agreement. The Board considered that LKCM has provided investment management services to individuals, foundations, estates, employee benefit plans, endowments, corporations and other clients since 1979. The Board recognized that LKCM is responsible for managing the Funds and monitoring their performance. The Board considered LKCM’s financial resources, insurance coverage, culture of compliance and compliance operations that support the Funds. The Board also considered LKCM’s representation that it has invested considerable resources into the firm and its personnel to augment investment management and client service. The Board reviewed the portfolio managers and other key personnel who provide services to each Fund, and considered LKCM’s representation that the firm historically has experienced very low personnel turnover. The Board also considered LKCM’s representation that the firm has implemented a compensation structure designed to attract and retain highly qualified investment professionals.

The Board also reviewed the compliance services provided to the Funds by LKCM, including LKCM’s oversight of the Funds’ day-to-day operations. The Trustees focused on the quality of LKCM’s compliance and support staff. In addition, the Board considered LKCM’s summary of its oversight over the Funds’ key service providers. The Board also considered LKCM’s description of its best execution practices, and noted LKCM’s representation that its soft-dollar and commission sharing arrangements for client transactions (including those for the Funds) comply with the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

Performance of the LKCM Funds. The Board considered the performance of each Fund compared to the Fund’s benchmark index (“Benchmark”) and a peer group funds compiled by Lipper (“Lipper Index”) for various time periods ended December 31, 2016. The Board also considered LKCM’s discussion of each Fund’s performance.

The Board noted LKCM’s representation that its investment strategy for the Funds focuses on investments in higher quality companies that meet LKCM’s stringent investment criteria, which had encountered difficulty in overcoming a “reach for yield” and focus on lower quality companies that LKCM believes have driven the market in the past several years, and considered that these factors had adversely affected the performance of the Small Cap Equity Fund, Small-Mid Cap Equity Fund and Equity Fund. In addition, the Board considered the additional factors cited by LKCM as contributing to or detracting from a Fund’s performance during the prior year.

The Board considered the performance of the Institutional Class of the Small Cap Equity Fund because the Institutional Class has been in existence for the longest period of time and has the longest performance history and the largest amount of assets. The Board noted that the Institutional Class of the Small Cap Equity Fund outperformed its Benchmark for the since-inception period, but underperformed its Benchmark for the one-year, three-year, five-year and ten-year periods and its Lipper Index for the one-year, three-year, five-year, ten-year and since-inception periods.

The Board noted that the Small-Mid Cap Equity Fund underperformed its Benchmark and Lipper Index for the one-year, three-year, five-year and since-inception periods.

The Board noted that the Equity Fund outperformed its Benchmark for the ten-year period, but underperformed its Benchmark for the one-year, three-year, five-year and since-inception periods. The Board also noted that the Equity Fund outperformed its Lipper Index for the ten-year and since-inception periods, but underperformed its Lipper Index for the one-year, three-year and five-year periods.

The Board noted that the Balanced Fund had outperformed the Bloomberg Barclays Intermediate Government/Credit Bond Index for the one-year, three-year, five-year, ten-year and since-inception periods. The Board also noted that the Balanced Fund outperformed the S&P 500 Index for the ten-year period, but underperformed the S&P 500 Index for the one-year, three-year, five-year and since-inception periods. The Board also compared the Balanced Fund’s performance to a custom blended index that reflected the Fund’s historical allocation to equity and fixed income securities (“Blended Index”). The Board noted that the Balanced Fund outperformed the Blended Index for the one-year and ten-year periods, but underperformed the Blended Index for the three-year and five-year periods. The Board also noted that the Balanced Fund outperformed the Lipper Index for the one-year, three-year, five-year, ten-year and since-inception periods.

The Board noted that the Fixed Income Fund outperformed its Benchmark for the one-year, five-year and ten-year periods, but underperformed its Benchmark for the three-year and since-inception periods. The Board also noted that the Fixed Income Fund outperformed its Lipper Index for the one-year, three-year, five-year, ten-year and since-inception periods.

The Board also considered the performance of each Fund, as applicable, against its Composite and LKCM’s representations regarding the differences between each such Fund and its Composite, including differences in how the Funds and Similar Accounts are managed, tax considerations, cash flows and shareholder purchase and redemption activities.

Fees and Expenses. The Board considered each Fund’s contractual advisory fee rate, effective advisory fee rate (the contractual advisory fee rate net of fee waivers and/or expense reimbursements) and net expense ratio (the total expense ratio after fee waivers and/or expense reimbursements). The Board also considered that LKCM had contractually agreed to continue the current fee waivers and expense caps in effect for each Fund through April 30, 2018.

The Board compared the contractual advisory fee rate, effective advisory fee rate and the net expense ratio of each Fund to a category of similar funds compiled by Lipper (“Lipper Category”). The Board received information comparing each Fund’s contractual advisory fee rate, effective advisory fee rate and net expense ratio to a Lipper Category reflecting the expenses of the funds identified by Lipper as comparable, and another comparing the Fund’s expenses to the expenses of the institutional class shares of the funds in the Lipper Category. The Board noted, in this regard, LKCM’s representation that, unlike the institutional class shares of many of their peer group funds, the Funds’ Institutional Class shares are available for investment by retail investors. Accordingly, the Lipper Category discussed below for each Fund reflects the Lipper Category reflecting all funds identified by Lipper as comparable to the Fund. The first quartile in a Lipper Category represents those funds with the lowest fees or expenses.

The Board generally considered that, although the Funds’ contractual advisory fee rates may be higher than those of their peers, the expense cap arrangements generally cause the Funds’ effective advisory fee rates and overall net expense ratios to be lower than, or in line with, those of their peers.

The Board considered the fees and expenses of the Institutional Class of the Small Cap Equity Fund because the Institutional Class has been in existence for the longest period of time and has the longest performance history and the largest amount of assets. The Board noted that the contractual advisory fee rate and effective advisory fee rate for the Small Cap Equity Fund were in the second and first quartiles of the Fund’s Lipper Category, respectively. The Board also considered that the Small Cap Equity Fund’s net expense ratio was in the second quartile of its Lipper Category. In this case, the Small Cap Equity Fund’s contractual advisory fee rate, effective advisory fee rate and net expense ratio were lower than the average of its Lipper Category.

The Board noted that the contractual advisory fee rate and effective advisory fee rate for the Small-Mid Cap Equity Fund were in the second and first quartiles of the Small-Mid Cap Equity Fund’s Lipper Category, respectively. The Board also considered that the Small-Mid Cap Equity Fund’s net expense ratio was in the first quartile of its Lipper Category. In this case, the Small-Mid Cap Equity Fund’s contractual advisory fee rate, effective advisory fee rate and net expense ratio were lower than the average of its Lipper Category.

The Board noted that the contractual advisory fee rate and effective advisory fee rate for the Equity Fund were in the third and second quartiles of its Lipper Category, respectively. The Board also considered that the Equity Fund’s net expense ratio was in the second quartile of its Lipper Category. In this case, the Equity Fund’s contractual advisory fee rate was higher than the average of its Lipper Category and the effective advisory fee rate and net expense ratio were lower than the average of its Lipper Category.

The Board noted that the contractual advisory fee rate and effective advisory fee rate for the Balanced Fund each was in the third quartile of its Lipper Category. The Board also considered that the Balanced Fund’s net expense ratio was in the second quartile of its Lipper Category. In this case, the Balanced Fund’s contractual advisory fee rate and effective advisory fee rate were higher than the average of its Lipper Category, and the net expense ratio was lower than the average of its Lipper Category.

The Board noted that the contractual advisory fee rate and effective advisory fee rate for the Fixed Income Fund were in the fourth and second quartiles of its Lipper Category, respectively. The Board also considered that the Fixed Income Fund’s net expense ratio was in the second quartile of its Lipper Category. In this case, the Fixed Income Fund’s contractual advisory fee rate was higher than the average of its Lipper Category and the effective advisory fee rate and net expense ratio were lower than the average of its Lipper Category.

The Board also considered the advisory fee rates generally charged by LKCM to Similar Accounts and noted LKCM’s explanation that the fee rates charged by LKCM to the Funds and its Similar Accounts differ primarily as a result of differences in the regulatory, compliance and related expenses and level of services between the Funds and the other Similar Accounts.

Costs, Profitability and Economies of Scale. The Board considered LKCM’s costs in rendering services to the Funds and the profitability of LKCM. The Board reviewed the fees paid by each Fund to LKCM for the last three calendar years. The Board also reviewed the estimated profit and loss statement provided by LKCM on a Fund-by-Fund basis for the past calendar year, before and after any distribution-related payments made by LKCM. With respect to economies of scale, the Board considered that the Funds generally benefit from competitive effective advisory fee rates and net expense ratios despite not having reached an asset size at which economies of scale traditionally would be considered to exist. The Board also considered that, while there are no breakpoints in the Funds’ advisory fee rate schedules, LKCM waives fees and/or reimburses expenses to maintain the Funds’ effective advisory fee rates and net expense ratios at competitive levels.

Benefits Derived by LKCM from its Relationship with the Funds. The Board requested and considered information regarding the potential fall-out benefits to LKCM from its association with the Funds. The Board noted that LKCM believes that both LKCM and the Funds benefit from LKCM’s soft dollar and commission sharing arrangements for third party and proprietary research used by LKCM in connection with its investment process. The Board also noted that LKCM believes its relationship with the Funds provides an indirect benefit to both parties in the form of enhanced recognition among institutional investors, consultants and other members of the financial community. The Board considered the indirect benefits to LKCM, in the form of additional clients with separately managed portfolios or subadvisory relationships with other mutual funds, which also may attract additional investors to the Funds.

Conclusion. Based on its evaluation of these and other factors, the Board: (1) concluded that the fees paid to LKCM under the Agreement are fair and reasonable; (2) determined that shareholders would benefit from LKCM’s continued management of the Funds; and (3) approved the renewal of the Agreement with respect to the Funds.

LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the policies and procedures we have implemented to protect the privacy of your nonpublic personal information as well as the sources through which we may obtain nonpublic personal information about you.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to outside firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC	H. Kirk Downey	Larry J. Lockwood
Trustee, President and Chief Executive Officer	Chairman of the Board	Trustee

Paul W. Greenwell	Richard J. Howell	Richard Lenart
Vice President	Trustee	Secretary & Treasurer

Steven R. Purvis, CFA	Earle A. Shields, Jr.	Jacob D. Smith
Trustee, Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer
Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

LKCM Aquinas Catholic Equity Fund

Semi-Annual Report

June 30, 2017

Dear Fellow Shareholders:

We report the following performance information for the LKCM Aquinas Catholic Equity Fund for indicated periods ended June 30, 2017:

Fund	Inception Dates	NAV @ 6/30/17	Net Expense Ratio*, **	Gross Expense Ratio**	Six Month Total Return Ended 6/30/17	One Year Total Return Ended 6/30/17	Five Year Average Annualized Return Ended 6/30/17	Ten Year Average Annualized Return Ended 6/30/17	Avg. Annual Total Return Since Incept.***
LKCM Aquinas Catholic Equity Fund(1)	7/11/05	$16.74	1.00%	1.44%	8.70%	17.42%	11.56%	5.51%	6.98%
S&P 500® Index(2)					9.34%	17.90%	14.63%	7.18%	8.22%
Russell 1000® Value Index(3)(4)					4.66%	15.53%	13.94%	5.57%	7.24%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Fund imposes a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*	Luther King Capital Management Corporation, the Fund’s investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Fund to maintain a designated expense ratio through May 1, 2018. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance reflects fee waivers, if any, in effect during the relevant period. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio. LKCM waived management fees and/or reimbursed expenses for the Fund during the six months ended June 30, 2017.
**	Expense ratios above are as of May 1, 2017, as reported in the Fund’s current prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.
***	The assets of the Aquinas Value Fund, Aquinas Growth Fund and Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund, respectively, on July 11, 2005. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger. As further described below, the LKCM Aquinas Small Cap Fund and LKCM Aquinas Growth Fund were reorganized into the LKCM Aquinas Value Fund effective upon the close of business on July 29, 2016, after which the LKCM Aquinas Value Fund’s name, investment strategies and expenses changed to those of the LKCM Aquinas Catholic Equity Fund. The performance shown prior to August 1, 2016 is that of the LKCM Aquinas Value Fund.
(1)	Effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund (the “Reorganizations”). Immediately after the Reorganizations were completed, the LKCM Aquinas Value Fund changed its name to the LKCM Aquinas Catholic Equity Fund and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund. The Fund’s performance prior to August 1, 2016 reflects the Fund’s prior investment strategies.
(2)	The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally representative of the performance of large capitalization companies in the U.S. stock market.
(3)	Prior to August 1, 2016, the Fund’s primary benchmark index was the Russell 1000® Value Index. The Fund changed its benchmark to the S&P 500® Index on August 1, 2016 because it better reflects the Fund’s principal investment strategies from that date.
(4)	The Russell 1000 Value® Index is an unmanaged index which measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Note: The indices defined above are not available for direct investment and the index performance therefore does not include fees, expenses or taxes.

1H2017 Review and Outlook

The U.S. economy remains sound in our view, as supported by low unemployment, tame inflation, historically low interest rates, and improving corporate profits. We also believe the potential for fiscal stimulus in the upcoming quarters could contribute to additional economic growth. In response to these conditions and their anticipated near-term continuation, the U.S. equity markets, as measured by the S&P 500® Index, rose 9.34% during the first half of 2017.

Against this backdrop, the U.S. government appears to be attempting a “handoff” from tighter monetary policy to stimulative fiscal policy. However, we believe the timing of this handoff in not precise and its calibration is extraordinarily difficult. As a first stage, the Federal Reserve began raising interest rates in December 2015, with additional increases in December 2016, March 2017 and June 2017. At the same time, the Federal Reserve has been charting its course of action to begin reducing the size of its $4.5 trillion balance sheet. We expect that investors will continue to be keenly focused on how capital markets adjust to the Federal Reserve’s efforts to further tighten monetary policy.

The current economic expansion has entered its ninth year, making it the third longest in the post-war era. Some market observers have used “the Goldilocks analogy” for the current economic environment. This analogy suggests that economic growth is neither hot (fast) enough to spur faster monetary policy tightening, nor cold (weak) enough to question its near-term sustainability. Indeed, we believe the U.S. economy’s tepid annual growth of around 2% may be the source of its continued longevity. Recent hawkish comments from members of the Federal Reserve Open Market Committee, which is responsible for setting U.S. benchmark interest rates, appears to have raised the prospect of a possible monetary policy error: an over-tightening of monetary policy. We believe this is unlikely, but not impossible.

2

The Federal Reserve is tasked with managing monetary policy to satisfy its “dual mandate” of achieving full employment and price stability. With an unemployment rate of 4.3%, a level last registered in May 2001, the U.S. economy appears to be at full employment unless the labor participation rate rises further. We believe the Federal Reserve’s preferred measure of price stability, inflation, is indicating annual inflation of 1.7%, and only 1.5% excluding the more volatile components such as food and energy, which appears well below the 2.0% level often perceived as the Federal Reserve’s target level. Accordingly, we believe the Federal Reserve appears to be pursuing its “dual desire” of reducing its $4.5 trillion balance sheet and ratcheting interest rates sufficiently high enough to allow it the flexibility to reduce interest rates in response to the eventual end of the current business cycle.

The U.S. equity and fixed income markets seemingly have been at odds during the first half of 2017 over the future path of inflation. U.S. equity markets, as measured by the S&P 500® Index, rose steadily during the first half of 2017, spurred primarily by corporate earnings growth. At the same time, however, the spread between yields on nominal U.S. Treasury instruments and Treasury Inflation Protected Securities narrowed during the first half of 2017, suggesting that the U.S. fixed income markets have grown increasingly skeptical about the prospects for higher inflation. We believe it is uncommon for the Federal Reserve to be increasing its target Federal Funds rate, as it did in March 2017 and June 2017, at a time when investor inflation expectations are falling. In our view, lower inflation has historically been supportive of higher price/earnings ratios and U.S. equity market valuations.

Following two years of essentially no corporate earnings growth, we expect corporate earnings growth of approximately 8-10% for 2017. In our view, such corporate earnings growth would continue to support U.S. equity market valuations. We continue to favor equity securities over fixed income securities in this current economic environment.

LKCM Aquinas Catholic Equity Fund

The LKCM Aquinas Catholic Equity Fund advanced 8.70%, during the six months ended June 30, 2017, against the 9.34% return for the Fund’s benchmark, the S&P 500® Index. The Fund’s performance relative to the benchmark benefited from stock selection in the Industrials and Telecommunications sectors, which was offset by stock selection in the Consumer Discretionary, Financials and Information Technology sectors. The Fund’s overweight position in the Consumer Discretionary and underweight position in the Telecommunications sector benefited the Fund’s relative performance, while the Fund’s overweight position in the Energy sector and underweight position in the Healthcare sector detracted from the Fund’s relative performance. During the first half of 2017, the Fund was positioned for expected improvement in overall economic growth domestically, largely driven by anticipated increases in consumer spending and wages due to improving employment levels. We also expect further upticks in interest rates during the upcoming quarters and believe we have the Fund’s portfolio positioned accordingly. We believe our emphasis on high quality companies that meet our stringent investment criteria can continue to provide strong performance results for the Fund and its shareholders.

J. Luther King, Jr., CFA, CIC

August 8, 2017

3

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 7-8 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. These risks are discussed in the Fund’s summary and statutory prospectuses. Since the Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishop’s Socially Responsible Investing Guidelines, the Fund may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

Price/earnings ratio is the market price of a company share divided by the earnings per share of the company.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

4

LKCM Aquinas Catholic Equity Fund Expense Example — June 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/17 - 6/30/17).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within 30 days of purchase, unless otherwise determined by the Fund in its discretion. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Aquinas Catholic Equity Fund
	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period* 1/1/17 – 6/30/17
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$1,087.00	$5.17
Hypothetical (5% return before expense) . . . . . .	$1,000.00	$1,019.84	$5.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

5

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Aquinas Catholic Equity Fund — June 30, 2017 (Unaudited)

Percentages represent market value as a percentage of total investments.

LKCM Aquinas Catholic Equity Fund

6

LKCM AQUINAS CATHOLIC EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2017 (Unaudited)

COMMON STOCKS - 97.6%	Shares	Value
Aerospace & Defense - 3.6%
Honeywell International Inc.	16,975	$2,262,598

Auto Components - 2.2%
The Goodyear Tire & Rubber Company	40,000	1,398,400

Banks - 10.2%
Comerica Incorporated	22,500	1,647,900
Cullen/Frost Bankers, Inc.	10,000	939,100
SunTrust Banks, Inc.	33,000	1,871,760
Zions Bancorporation	46,000	2,019,860

		6,478,620

Beverages - 2.0%
PepsiCo, Inc.	11,000	1,270,390

Chemicals - 2.9%
Ecolab Inc.	8,500	1,128,375
FMC Corporation	10,000	730,500

		1,858,875

Computers & Peripherals - 2.4%
Apple Inc.	10,500	1,512,210

Construction Materials - 2.3%
Martin Marietta Materials, Inc.	6,500	1,446,770

Containers & Packaging - 0.6%
Ball Corporation	8,500	358,785

Electrical Equipment & Instruments - 4.0%
Roper Technologies, Inc.	11,000	2,546,830

Electronic Equipment & Instruments -1.5%
Trimble Navigation Limited (a)	27,000	963,090

Energy Equipment & Services - 1.3%
Schlumberger Limited (b)	12,400	816,416

Food Products - 3.0%
The Kraft Heinz Company	9,700	830,708
Mondelez International Inc. - Class A	25,000	1,079,750

		1,910,458

Health Care Equipment & Supplies - 6.0%
DENTSPLY SIRONA Inc.	20,000	1,296,800
Medtronic, PLC (b)	18,200	1,615,250
VWR Corporation (a)	27,500	907,775

		3,819,825

Household Durables - 2.3%
Whirlpool Corporation	7,500	1,437,150

Household Products - 1.2%
Colgate-Palmolive Company	10,000	741,300

Insurance - 5.6%
MetLife, Inc.	32,500	1,785,550
Prudential Financial, Inc.	16,700	1,805,938

		3,591,488

Internet & Catalog Retail - 2.3%
Amazon.com, Inc. (a)	1,500	1,452,000

COMMON STOCKS	Shares	Value
Internet Software & Services - 9.3%
Akamai Technologies, Inc. (a)	35,000	$1,743,350
Alphabet, Inc. - Class A (a)	2,200	2,045,296
Alphabet, Inc. - Class C (a)	802	728,802
Facebook, Inc. - Class A (a)	9,000	1,358,820

		5,876,268

IT Consulting & Services - 5.3%
Alliance Data Systems Corporation	3,300	847,077
PayPal Holdings, Inc. (a)	47,500	2,549,325

		3,396,402

Machinery - 3.3%
Barnes Group Inc.	29,700	1,738,341
Illinois Tool Works Inc.	2,500	358,125

		2,096,466

Media - 1.3%
Viacom Inc. - Class B	25,000	839,250

Multiline Retail - 1.7%
Burlington Stores, Inc. (a)	1,615	148,564
Dollar Tree, Inc. (a)	10,000	699,200
Kohl’s Corporation	5,500	212,685

		1,060,449

Oil & Gas & Consumable Fuels - 6.2%
Cabot Oil & Gas Corporation	40,000	1,003,200
Chevron Corporation	7,000	730,310
ConocoPhillips	17,500	769,300
EOG Resources, Inc.	13,000	1,176,760
Exxon Mobil Corporation	3,200	258,336

		3,937,906

Pharmaceuticals - 1.3%
Zoetis Inc	13,500	842,130

Professional Services - 1.5%
Verisk Analytics, Inc. (a)	11,000	928,070

Software - 6.5%
Adobe Systems Incorporated (a)	13,000	1,838,720
Microsoft Corporation	13,625	939,171
Oracle Corporation	27,500	1,378,850

		4,156,741

Specialty Retail - 7.3%
The Home Depot, Inc.	10,500	1,610,700
Party City Holdco Inc. (a)	55,000	860,750
Tiffany & Co.	12,000	1,126,440
Tractor Supply Company	8,500	460,785
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	2,000	574,680

		4,633,355

Textiles, Apparel & Luxury Goods - 0.5%
NIKE, Inc. - Class B	5,000	295,000

TOTAL COMMON STOCKS
(Cost $35,317,430)		61,927,242

The accompanying notes are an integral part of these financial statements.

7

LKCM AQUINAS CATHOLIC EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2017 (Unaudited)

SHORT-TERM INVESTMENT - 2.7%	Shares	Value
Money Market Fund - 2.7%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.89% (c)	1,700,225	$1,700,225

TOTAL SHORT-TERM INVESTMENT
(Cost $1,700,225)		1,700,225

Total Investments - 100.3%
(Cost $37,017,655)		63,627,467
Liabilities in Excess of Other Assets - (0.3)%		(187,147)

TOTAL NET ASSETS - 100.0%		$63,440,320

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2017 (Unaudited)

LKCM Aquinas Catholic Equity Fund

Assets:
Investments, at value*	$63,627,467
Receivable for Fund shares sold	56,883
Dividends and interest receivable	39,090
Other assets	27,883

Total assets	63,751,323

Liabilities:
Payable for investment advisory fees (Note B)	80,414
Payable for distribution expense (Note B)	29,235
Payable for Fund shares redeemed	165,596
Payable for accounting and transfer agent fees and expenses	7,573
Payable for administrative fees	4,692
Payable for custody fees and expenses	1,250
Accrued expenses and other liabilities	22,243

Total liabilities	311,003

Net Assets	$63,440,320

Net Assets Consist of:
Paid in capital	$33,637,764
Accumulated net investment income	86,466
Accumulated net realized gain on securities	3,106,278
Net unrealized appreciation on investments	26,609,812

Net Assets	$63,440,320

Net Assets	$63,440,320
Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	3,789,849
Net asset value per share (offering and redemption price)	$16.74

* Cost of Investments	$37,017,655

The accompanying notes are an integral part of these financial statements.

9

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2017 (Unaudited)

LKCM Aquinas Catholic Equity Fund

Investment Income:
Dividends	$394,144
Interest	2,671

Total income	396,815

Expenses:
Investment advisory fees (Note B)	283,346
Distribution expense (Note B)	31,483
Accounting and transfer agent fees and expenses	38,871
Administrative fees	24,792
Federal and state registration	15,448
Reports to shareholders	14,449
Professional fees	12,735
Trustees’ fees	6,972
Custody fees and expenses	3,562
Other	8,802

Total expenses	440,460
Less, expense waiver and/or reimbursement (Note B)	(125,631)

Net expenses	314,829

Net investment income	81,986

Realized and Unrealized Gain on Investments:
Net realized gain on investments	2,860,412
Net change in unrealized appreciation/depreciation on investments	2,345,218

Net Realized and Unrealized Gain on Investments	5,205,630

Net Increase in Net Assets Resulting from Operations	$5,287,616

The accompanying notes are an integral part of these financial statements.

10

STATEMENTS OF CHANGES IN NET ASSETS

LKCM Aquinas Catholic Equity Fund

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations:
Net investment income	$81,986	$141,476
Net realized gain on investments	2,860,412	6,453,107
Net change in unrealized appreciation/depreciation on investments	2,345,218	(2,295,797)

Net increase in net assets resulting from operations	5,287,616	4,298,786

Dividends and Distributions to Shareholders:
Net investment income	—	(143,116)
Net realized gain on investments	—	(4,515,471)

	—	(4,658,587)

Net increase (decrease) in net assets resulting from Fund share transactions (Note C)	(4,844,549)	18,489,064

Total increase in net assets	443,067	18,129,263

Net Assets:
Beginning of period	62,997,253	44,867,990

End of period*	$63,440,320	$62,997,253

* Including accumulated net investment income of	$86,466	$4,480

The accompanying notes are an integral part of these financial statements.

11

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Aquinas Catholic Equity Fund

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016 (1)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value – Beginning of Period	$15.40		$15.17	$16.87	$17.99	$14.18	$12.72

Net investment income	0.02		0.04	0.03	0.17 (2)	0.04 (3)	0.07 (3)
Net realized and unrealized gain (loss) on investments	1.32		1.41	(0.56)	0.34	4.72	1.46

Total from investment operations	1.34		1.45	(0.53)	0.51	4.76	1.53

Dividends from net investment income	—		(0.04)	(0.04)	(0.19)	(0.04)	(0.07)
Distributions from net realized gains	—		(1.18)	(1.13)	(1.44)	(0.91)	—

Total dividends and distributions	—		(1.22)	(1.17)	(1.63)	(0.95)	(0.07)

Net Asset Value – End of Period	$16.74		$15.40	$15.17	$16.87	$17.99	$14.18

Total Return	8.70%	(4)	9.52%	-3.28%	2.73%	33.60%	12.01%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$63,440		$62,997	$44,868	$52,652	$59,061	$46,902
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.40%	(5)	1.66%	1.55%	1.49%	1.52%	1.54%
After expense waiver and/or reimbursement(6)	1.00%	(5)	1.23%	1.50%	1.49%	1.50%	1.50%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	(0.14)%	(5)	(0.15)%	0.14%	0.95%	0.21%	0.44%
After expense waiver and/or reimbursement(6)	0.26%	(5)	0.28%	0.19%	0.95%	0.23%	0.48%
Portfolio turnover rate	5%		18%	11%	23%	9%	28%

(1)	Effective upon the close of business on July 29, 2016, the LKCM Aquinas Growth Fund and the LKCM Aquinas Small Cap Fund were reorganized into the LKCM Aquinas Value Fund and the Fund was renamed the LKCM Aquinas Catholic Equity Fund. Activity after July 29, 2016 reflects the Funds’ combined operations.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Net investment income per share is calculated using the ending balance of accumulated net investment income prior to considerations of adjustments for permanent book and tax differences.
(4)	Not annualized.
(5)	Annualized.
(6)	Effective August 1, 2016, the Fund’s investment adviser contractually agreed to lower the expense cap for the Fund from 1.50% to 1.00% of the Fund’s average daily net assets and the fees charged under the Fund’s Rule 12b-1 plan changed from 0.25% per annum to 0.10% per annum as of August 1, 2016.

The accompanying notes are an integral part of these financial statements.

12

LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS (Unaudited)

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on February 10, 1994 and consisted of six diversified series as of June 30, 2017, one of which is presented herein: the LKCM Aquinas Catholic Equity Fund (the “Fund”). On July 11, 2005, the LKCM Aquinas Funds acquired the assets and assumed the liabilities of the Aquinas Funds. Effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund, which changed its name immediately thereafter to the LKCM Aquinas Catholic Equity Fund and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund. The Fund is subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Fund charges a 1% redemption fee for redemptions of Fund shares held for less than 30 days, unless otherwise determined by the Fund in its discretion.

The LKCM Aquinas Catholic Equity Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process. The LKCM Aquinas Catholic Equity Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation, and/or companies the Adviser believes have attractive relative valuations.

The Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (the “Guidelines”). The Fund’s investment approach incorporates the Guidelines through a combination of screening portfolio companies based on criteria set forth in the Guidelines, dialogue with companies whose policies and practices may conflict with the Guidelines, and/or potentially excluding from the Fund’s portfolio the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. The Adviser monitors companies selected for the Fund for policies on various issues contemplated by the Guidelines. If the Fund invests in a company whose policies and practices are inconsistent with the Guidelines, the Adviser may attempt to influence the company, sell the company’s securities or otherwise exclude future investments in such company.

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Other assets and securities for which no market or broker quotations or evaluated prices are readily available (including restricted securities) are valued in good faith at fair value using guidelines approved by the Board of Trustees. The Board has adopted specific guidelines and procedures for valuing portfolio securities and delegated their implementation to the Adviser. The guidelines and procedures authorize the Adviser to make determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Fund may use prices provided by independent pricing services to assist in the fair valuation of the Fund’s portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

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Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of June 30, 2017, the Fund’s assets carried at fair value were classified as follows:

LKCM Aquinas Catholic Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$61,927,242	$—	$—	$61,927,242
Money Market Fund	1,700,225	—	—	1,700,225

Total Investments*	$63,627,467	$—	$—	$63,627,467

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period. Transfers between levels are recognized at the end of the reporting period.

2.    Federal Income Taxes:    The Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code and the Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The Fund generally intends to pay dividends and distribute net capital gain distributions, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds in the Trust are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

8.    Security Transactions and Investment Income:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable jurisdiction’s tax rules and rates. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. The Fund may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital.

9.    Other:    Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

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10.    Restricted and Illiquid Securities:    The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale including investments considered by the Fund to be illiquid. Restricted securities generally may be resold in transactions exempt from registration. Illiquid investments are investments that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.    Investment Advisory and Other Agreements:    The Adviser serves as the investment adviser to the Fund under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rate presented below as applied to the Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Fund through May 1, 2018 in order to limit the Fund’s operating expenses to the annual cap rate identified below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. For the six months ended June 30, 2017, the Adviser waived the following management fees and/or reimbursed expenses to meet its expense cap obligations for the Fund:

Annual Management Fee Rate	0.90%
Annual Cap on Expenses	1.00%
Fees Waived and/or Expenses Reimbursed in 2017	$125,631

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Fund and serves as accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The Trust has adopted a Rule 12b-1 plan for the LKCM Aquinas Catholic Equity Fund, under which the Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized an annual fee of 0.10% of the average daily net assets for the Fund. Prior to August 1, 2016, the Fund assessed an annual Rule 12b-1 fee of 0.25% of the average daily net assets for the Fund. For the six months ended June 30, 2017, fees incurred by the Fund pursuant to the 12b-1 Plan were $31,483.

C.    Fund Shares:    At June 30, 2017, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of the Fund:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	197,347	$3,208,829	351,526	$5,532,178
Proceeds from reorganization	—	—	2,009,091	32,242,631
Shares issued to shareholders in reinvestment of distributions	—	—	276,810	4,282,251
Shares redeemed	(496,960)	(8,053,637)	(1,505,175)	(23,568,183)
Redemption fee		259		187

Net decrease	(299,613)	$(4,844,549)	1,132,252	$18,489,064

Shares Outstanding:
Beginning of period	4,089,462		2,957,210

End of period	3,789,849		4,089,462

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the Fund for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$—	$2,918,218	$—	$9,122,563

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E.    Tax Information:    At December 31, 2016, the components of accumulated earnings (losses) on a tax basis for the Fund were as follows:

Cost of Investments	$38,810,136

Gross Unrealized Appreciation	$24,694,485
Gross Unrealized Depreciation	(429,891)

Net Unrealized Appreciation	$24,264,594

Undistributed Ordinary Income	$4,480
Undistributed Long-Term Capital Gain	245,866

Total Distributable Earnings	$250,346

Total Accumulated Gains	$24,514,940

The difference between book-basis and tax-basis unrealized appreciation, if any, is attributable primarily to the tax deferral of losses on wash sales and partnership adjustments.

To the extent the Fund realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. The Fund currently has no unused capital loss carryforwards.

The tax components of dividends paid during the periods shown below for the Fund were as follows:

Six Months Ended June 30, 2017		Year Ended December 31, 2016
Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
$—	$—	$256,303	$4,402,284

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2016. The Fund designated earnings and profits distributed to shareholders upon the redemption of shares during 2016 in determining undistributed net capital gains as of December 31, 2016.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2013 through December 31, 2016. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2016. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Fund would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Recent Accounting Pronouncements:    In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the final rules is August 1, 2017. Management is currently evaluating the impact that the adoption of the final rules will have on the financial statements and related disclosures.

G.    Subsequent Events:    In preparing these financial statements, the Trust has evaluated events after June 30, 2017 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

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LKCM FUNDS
ADDITIONAL INFORMATION
June 30, 2017 (Unaudited)

Availability of Proxy Voting Information:    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Fund toll free at 1-800-423-6369 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Fund is required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Fund’s Form N-Q is available without charge upon request on the SEC’s website (http://www.sec.gov) and is also available by calling 1-800-423-6369. You can also review and copy the Fund’s Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

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RENEWAL OF INVESTMENT ADVISORY AGREEMENT

WITH RESPECT TO LKCM AQUINAS CATHOLIC EQUITY FUND

Introduction. At a meeting held on February 28, 2017, the Board of Trustees of LKCM Funds, including the independent Trustees (the “Board”), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between Luther King Capital Management Corporation (“LKCM”) and LKCM Funds (the “Trust”) on behalf of the LKCM Aquinas Catholic Equity Fund (the “Fund”). In considering the renewal of the Agreement, the Board considered the impact of the reorganization of the LKCM Aquinas Small Cap Fund and LKCM Aquinas Growth Fund into the Fund (“Reorganization”) and the changes to the Fund’s name, investment strategies and expenses that were effective upon the closing of the Reorganization on July 29, 2016.

In voting to approve the renewal of the Agreement, the Board considered information furnished throughout the year at regularly scheduled Board meetings, as well as information prepared specifically in connection with the annual renewal process. The Board also considered the overall fairness of the Agreement and factors it deemed relevant with respect to the Fund including, but not limited to: (1) the nature, extent and quality of the services provided to the Fund; (2) the performance of the Fund as compared to a relevant benchmark, peer group of funds compiled by Lipper, Inc. (“Lipper”) and a composite (“Composite”) of accounts managed by LKCM pursuant to an equity investment strategy (“Similar Accounts”); (3) the level of the fees and the overall expenses of the Fund and how those compared to a peer group of funds and the Similar Accounts; (4) the costs of services provided to the Fund and the profitability of LKCM; (5) the extent to which economies of scale would be realized by LKCM as the Fund grows and whether the fee levels reflect economies of scale for the benefit of investors; and (6) any other benefits derived by LKCM from its relationship with the Fund. The Board did not identify any single factor or item of information as all-important or controlling and each Board member may have accorded different weights to the various factors in reaching his conclusions with respect to the Agreement.

In considering the renewal of the Agreement, the Board requested and considered a broad range of information provided by LKCM, including but not limited to, reports relating to the Fund’s Catholic-values investing mandate, the Fund’s performance and expenses, information regarding the Similar Accounts, certain portfolio compliance policies and the background and experience of the portfolio managers. In addition, the Board considered a memorandum from its legal counsel regarding the Board’s legal duties in considering the renewal of the Agreement. The Board also meets each quarter to review the Fund’s performance and expenses and various aspects of the Fund’s operations.

Nature, Extent and Quality of Services. The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to the Fund under the Agreement. The Board considered that LKCM has provided investment management services to individuals, foundations, estates, employee benefit plans, endowments, corporations and other clients since 1979. The Board recognized that LKCM is responsible for managing the Fund and monitoring its performance. The Board considered LKCM’s financial resources, insurance coverage, culture of compliance and compliance operations that support the Fund. The Board also considered LKCM’s representation that it has invested considerable resources into the firm and its personnel to augment investment management and client service. The Board reviewed the portfolio managers and other key personnel who provide services to the Fund, and considered LKCM’s representation that the firm historically has experienced very low personnel turnover. The Board also considered LKCM’s representation that the firm has implemented a compensation structure designed to attract and retain highly qualified investment professionals.

The Board also reviewed the compliance services provided to the Fund by LKCM, including LKCM’s oversight of the Fund’s day-to-day operations. The Trustees focused on the quality of LKCM’s compliance and support staff. In addition, the Board considered LKCM’s summary of its oversight over the Fund’s key service providers. The Board also considered LKCM’s description of its best execution practices, and noted LKCM’s representation that its soft dollar and commission sharing arrangements for client transactions (including those for the Fund) comply with the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

Performance of the Fund. The Board considered the performance of the Fund compared to the Fund’s benchmark index (“Benchmark”) and a peer group funds compiled by Lipper (“Lipper Index”) for various time periods. The Board noted that, upon the closing of the Reorganization, the Fund’s Benchmark and Lipper Index changed. Thus, the Board considered the Fund’s performance against both the Fund’s old and new Benchmarks and Lipper Indexes for certain time periods. The Board also considered LKCM’s discussion of the Fund’s performance.

The Board noted that the Fund underperformed its new Benchmark and Lipper Index for the one-year, three-year, five-year, ten-year and since-inception periods. The Board also noted that the Fund outperformed its old Benchmark for the ten-year period ended July 31, 2016, but underperformed its old Benchmark for the one-year, three-year, five-year and since-inception periods ended July 31, 2016. The Board noted that the Fund outperformed its old Lipper Index for the since-inception period ended July 31, 2016, but underperformed its old Lipper Index for the one-year, three-year, five-year and ten-year periods ended July 31, 2016.

In considering the comparative performance data, the Board noted that the Fund is managed in accordance with its Catholic-values investing guidelines, which restricts the Fund’s investments and generally are not applicable to the Benchmark or funds included in the Lipper Index. The Board also noted LKCM’s representation that its investment strategy for the Fund focuses on investments in higher quality companies that meet LKCM’s stringent investment criteria, which had encountered difficulty in overcoming a “reach for yield” and focus on lower quality companies that LKCM believes have driven the market in the past several years. The Board also considered additional factors cited by LKCM as contributing to or detracting from the Fund’s performance during the past year.

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The Board also considered the performance of the Fund against the Composite and LKCM’s representations regarding the differences between the Fund and the Composite, including differences in how the Fund and the Similar Accounts are managed, tax considerations, cash flows and shareholder purchase and redemption activities.

Fees and Expenses. The Board considered the contractual advisory fee rate, effective advisory fee rate (the contractual advisory fee rate net of fee waivers and/or expense reimbursements) and net expense ratio (the total expense ratio after fee waivers and/or expense reimbursements) of the Fund. The Board also considered that LKCM had contractually agreed to continue the current fee waivers and expense caps in effect for the Fund through April 30, 2018.

The Board compared the contractual advisory fee rate, effective advisory fee rate and the net expense ratio of the Fund to a category of similar funds compiled by Lipper (“Lipper Category”). The Board received information comparing the Fund’s contractual advisory fee rate, effective advisory fee rate and net expense ratio to a Lipper Category reflecting the expenses of the funds identified by Lipper as comparable, and another comparing the Fund’s expenses to the expenses of the institutional class shares of the funds in the Lipper Category. The Board noted, in this regard, LKCM’s representation that, unlike the institutional class shares of many of their peer group funds, the Fund’s shares are available for investment by retail investors. Accordingly, the Lipper Category discussed below for the Fund reflects the Lipper Category reflecting all funds identified by Lipper as comparable to the Fund. The first quartile in a Lipper Category represents those funds with the lowest fees or expenses.

The Board noted that the contractual advisory fee rate and effective advisory fee rate for the Fund were in the fourth and first quartiles of its Lipper Category, respectively. The Board also noted that the Fund’s net expense ratio was in the third quartile of its Lipper Category. In this case, the Fund’s contractual advisory fee rate was higher than the average of its Lipper Category and its effective advisory fee rate and net expense ratio were lower than the average of its Lipper Category. The Board noted LKCM’s representation that the contractual fee rate for the Fund may be higher than other similar funds due to the additional services LKCM provides in managing the Fund in accordance with the socially responsible investing guidelines provided by the United States Conference of Catholic Bishops (“Catholic Guidelines”).

The Board also considered the advisory fee rates generally charged by LKCM to Similar Accounts, some of which are managed in accordance with the Catholic Guidelines, and noted LKCM’s explanation that the fee rates charged by LKCM to the Fund and the Similar Accounts differ primarily as a result of differences in the regulatory, compliance and related expenses and level of services between the Fund and the Similar Accounts.

Costs, Profitability and Economies of Scale. The Board considered LKCM’s costs in rendering services to the Fund and the profitability of LKCM. The Board reviewed the fees paid by the Fund to LKCM for the last three calendar years. The Board also reviewed the estimated profit and loss statement provided by LKCM for the past calendar year, before and after any distribution-related payments made by LKCM. The Board noted that, during the year, LKCM had invested significant resources in connection with the Reorganization and the changes in the Fund’s investment strategies, fees, and expenses, which were designed to help make the Fund more attractive to shareholders. With respect to economies of scale, the Board considered that the Fund generally benefits from a competitive effective advisory fee rate and net expense ratio despite not having reached an asset size at which economies of scale traditionally would be considered to exist. The Board also considered that, while there are no breakpoints in the Fund’s advisory fee rate schedule, LKCM waives fees and/or reimburses expenses to maintain the Fund’s net expense ratio at competitive levels.

Benefits Derived by LKCM from its Relationship with the Fund. The Board requested and considered information regarding the potential fall-out benefits to LKCM from its association with the Fund. The Board noted that LKCM believes that both LKCM and the Fund benefit from LKCM’s soft-dollar and commission sharing arrangements for third party and proprietary research used by LKCM in connection with its investment process. The Board also noted that LKCM believes its relationship with the Fund provides an indirect benefit to both parties in the form of enhanced recognition among institutional investors, consultants and other members of the financial community. The Board considered the indirect benefits to LKCM, in the form of additional clients with separately managed portfolios or subadvisory relationships with other mutual funds, which also may attract additional investors to the Fund.

Conclusion. Based on its evaluation of these and other factors, the Board: (1) concluded that the fees paid to LKCM under the Agreement are fair and reasonable; (2) determined that shareholders would benefit from LKCM’s continued management of the Fund; and (3) approved the renewal of the Agreement.

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LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the policies and procedures we have implemented to protect the privacy of your nonpublic personal information as well as the sources through which we may obtain nonpublic personal information about you.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to outside firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC	H. Kirk Downey	Larry J. Lockwood
Trustee, President and Chief Executive Officer	Chairman of the Board	Trustee

Paul W. Greenwell	Richard J. Howell	Richard Lenart
Vice President	Trustee	Secretary & Treasurer

Steven R. Purvis, CFA	Earle A. Shields, Jr.	Jacob D. Smith
Trustee, Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer
Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the

Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) LKCM Funds

By (Signature and Title)	/s/ J. Luther King, Jr.
J. Luther King, Jr., President

Date 8/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Luther King, Jr.
J. Luther King, Jr., President

Date 8/29/2017

By (Signature and Title)	/s/ Jacob D. Smith
Jacob D. Smith, Chief Financial Officer

Date 8/29/2017